                                                                   EXHIBIT 10.13



                                 STANDARD FORM

                                  OFFICE LEASE


                                      FOR


                                  ANDREX POINT

                              GARDENA, CALIFORNIA



LANDLORD:    HYUNDAI MERCHANT MARINE (AMERICA), INC.


TENANT:            VIKING OFFICE PRODUCTS, INC.

                               TABLE OF CONTENTS


1.      BASIC LEASE TERMS..........................................    1

2.      PREMISES...................................................    2

3.      TERM.......................................................    3

4.      RENT.......................................................    3

5.      [Intentionally left blank.]................................    7

6.      USE OF PREMISES AND PROJECT FACILITIES.....................    7

7.      SIGNAGE....................................................    8

8.      PERSONAL PROPERTY TAXES....................................    8

9.      PARKING.....................................................   8

10.     SERVICES AND UTILITIES......................................   8

11.     MAINTENANCE.................................................   9

12.     ALTERATIONS.................................................  10

13.     RELEASE AND INDEMNITY.......................................  11

14.     INSURANCE...................................................  11

15.     DESTRUCTION.................................................  12

16.     CONDEMNATION................................................  13

17.     ASSIGNMENT OR SUBLEASE......................................  14

18.     DEFAULT.....................................................  16

19.     ENTRY ON PREMISES...........................................  17

20.     SUBORDINATION...............................................  17

21.     ESTOPPEL CERTIFICATES.......................................  18

22.     NOTICES.....................................................  18

23.     CHANGES REQUESTED BY LENDER.................................  18

24.     WAIVER......................................................  18

25.     SURRENDER OF PREMISES; HOLDING OVER.........................  18

26.     MORTGAGE PROTECTION.........................................  19

27.     DEFAULT OF LANDLORD; LIMITATION OF LIABILITY................  19

28.     LANDLORD'S RULES............................................  20

29.     RESERVATION OF RIGHTS.......................................  20

30.     [Intentionally left blank.].................................  20

31.     EXERCISE ROOM...............................................  20

32.     MISCELLANEOUS PROVISIONS....................................  20

EXHIBIT A      Description of Premises
EXHIBIT B      Description of Project
EXHIBIT C      Landlord's Rules
EXHIBIT D      Release and Indemnification
EXHIBIT E      Release
EXHIBIT F      Tenant Improvement Work Agreement
EXHIBIT G      Memorandum of Commencement Date
EXHIBIT H      Certified Copy of Corporate Resolution to Lease
EXHIBIT I      [Intentionally left blank]
EXHIBIT J      Addendum to Lease

                          STANDARD FORM OFFICE LEASE



     THIS LEASE is made as of the 10th day of July, 1995, by and between Landlord and Tenant.


                                  WITNESSETH:


1.   BASIC LEASE TERMS.

     (a)     Tenant:  Viking Office Products, Inc., a California corporation

     (b)     Mailing Address of Premises:  879 West 190th Street
                                           Gardena, California  90248

             Suite Nos.:     1080, 1100 and 1200 (comprising part of the tenth
floor and the entire eleventh and twelfth floors)

             (The Premises lie within the City of Los Angeles.)

     (c)     Landlord:       Hyundai Merchant Marine (America), Inc., a
California corporation

             Landlord's Address:           c/o Landmark Management, Inc.
                                           879 West 190th Street
                                           Suite 400
                                           Gardena, California  90248
                                           Attention:  H.S. Choi

             Copy to:                      James R. Haslem, Esq.
                                           879 West 190th Street
                                           Suite 540
                                           Gardena, California  90248

     (d)     Use of Premises:      general office use

     (e)     Premises Area:  43,185.48 rentable square feet

     (f)     Project Area:   248,895.19 rentable square feet

     (g)     Premises Percent of Project:   17.3509%, which percentage has been
determined by dividing the Premises Area shown above by the Project Area shown above.

     (h)     Term of Lease:  24 months

             (1) Commencement Date:  November 15, 1995

             (2) Expiration Date:  November 14, 1997

             (3) Rent Commencement Date:  December 15, 1995

     (i)     Base Monthly Rent:  $53,981.85

     (j)     [Intentionally left blank]

     (k)     Tenant's Annual Expense Base:  For purposes of Section 4(c), the
                                                            ------------
Expenses for the calendar year in which the Commencement Date falls.

     (l) Prepaid Rent for first month of term: $53,981.85; due upon execution of this Lease

     (m)     Security Deposit:  None

     (n)     Extension/Renewal Option(s):        See Exhibit J
                                                     ---------
     (o)     Broker(s):              Cushman & Wakefield of California, Inc.
                                     Joseph M. Vargas and David Mackenbach
                                     (for Landlord)

                                     The Klabin Company
                                     Todd N. Taugner (for Tenant)

     (p)     Brokerage Commission Payable by:        Landlord

     (q)     Guarantor(s):      None

     (r)     [Intentionally left blank]

     (s)      Exhibits:  Exhibits A through J are attached hereto and made part
                         ----------         -
hereof.

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord those premises described in Section 1(b) and in Exhibit A (the "Premises"),
                            ------------        ---------       --------
located in the building described in Section 1(b) and Exhibit B (the "Project").
                                     ------------     ---------       -------
Landlord reserves the right to modify Tenant's Premises Percent of Project set forth in Section 1(g) (the "Premises Percent"), if the Project size is increased
         ------------       ----------------
or decreased.  It is understood and agreed that the Premises Area described in
Section 1(e) and the Project Area described in Section 1(f) are approximations
- ------------                                   ------------
which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in space available for lease in the Project. Those measurements were made using the American National Standard Measure of Measuring Floor Area in Office Buildings, ANSI Z65.1-1980, published by the Building Owners and Managers Association International. Except as specifically provided in the Tenant Improvement Work Agreement attached hereto as Exhibit F (the "T.I. Work
                                                     ---------       ---------
Agreement"), Landlord has not agreed to install any improvement on the Premises
- ---------
or do any other work to ready the Premises for occupancy by Tenant. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to Tenant's rights under the T.I. Work Agreement.

   The Premises shall include the appurtenant right to the use, in common with others, of lobbies, entrances, stairs, elevators and other public portions of the Project. All of the outside walls and windows of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts and electric or other utilities, sinks or other Project facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord. Landlord may change the common areas if the changes do not materially and unreasonably interfere with Tenant's access to the Premises or use thereof.

3.   TERM. The term of this Lease shall commence on the date set forth in
Section 1(h)(1) (the "Commencement Date") and shall expire on the date set forth
- ---------------       -----------------
in Section 1(h)(2) (the "Expiration Date") unless earlier terminated as provided
   ---------------       ---------------
in this Lease. If Landlord delivers possession of the Premises to Tenant prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from such delay. In that event, the Rent Commencement Date (as hereinafter defined) shall be extended as provided in Paragraph 6 of the T.I.
                                                      -----------
Work Agreement. Landlord will use reasonable good faith efforts to deliver the Premises to Tenant on or before the Commencement Date. If Landlord determines that it cannot deliver possession of the Premises to Tenant, Landlord may by notice to Tenant terminate this Lease without any liability to Tenant, in which case Tenant shall have no further liability to Landlord. Except as provided in the T.I. Work Agreement, in no event shall the expiration of this Lease be extended beyond the Expiration Date set forth in Section 1(h)(2) unless agreed
                                                 ---------------
upon between Landlord and Tenant in writing. Subject to the provisions of the next two sentences, Tenant may cancel the Lease if the Premises are not Ready for Occupancy (as defined in the T.I. Work Agreement) on or before the Completion Deadline (as defined below). For purposes hereof, the "Completion
                                                                  ----------
Deadline" means the date which is 120 days after the Commencement Date set forth
- --------
in Section 1(h)(1); provided, however, the Completion Deadline shall be extended
   ---------------  --------  -------
for each day that performance of the Work contemplated by the T.I. Work Agreement is prevented or delayed for any reason referred to in Section 3, 4 or 5 of the T.I. Work Agreement. In order to cancel the Lease under this Section 3,
                                                                      ---------
Tenant must deliver written notice of cancellation to Landlord during the period commencing on the Completion Deadline and ending on the day which is 30 days thereafter, and (notwithstanding anything to the contrary in this Lease) if Tenant fails to do so, Tenant's right of cancellation under this Section 3 shall
                                                                 ---------
be waived.


4.  RENT.

    (a)   Base Monthly Rent.  Tenant shall pay Landlord base monthly rent in the
          -----------------
initial amount set forth in Section 1(i) in advance on the first day of each and
                            ------------
every calendar month ("Base Monthly Rent") beginning on the date set forth in
                       -----------------
Section 1(h)(3) (the "Rent Commencement Date"); provided, however, (a) upon
- ---------------       ----------------------    --------  -------
execution of this Lease, Tenant shall deposit with Landlord prepaid rent

("Prepaid Rent") in the amount and for the period indicated in Section 1(l)
- --------------                                                 ------------
above, and (b) the amount of Base Monthly Rent payable by Tenant for the first full calendar month of the term shall be reduced by the portion of Prepaid Rent applied to the payment of such Base Monthly Rent. Base Monthly Rent and all other rent and charges for any period during the term which is not a full calendar month shall be prorated in accordance with the actual number of days of such period which fall within the term.

    (b)   [Intentionally left blank.]

    (c)   Expenses.  Tenant shall pay Landlord during the term hereof, in
          --------
addition to the Base Monthly Rent, the amount by which Tenant's Premises Percent of Expenses (as defined below) for each Escalation Year (as defined below) exceeds Tenant's Premises Percent of Expenses for the Base Year (as defined in
Section 1(k)).
- ------------

          (1) Escalation Year Defined.  The term "Escalation Year" shall mean
              -----------------------
    each calendar year, commencing with the first full calendar year after the Base Year.

          (2) Expenses Defined.  The term "Expenses" shall mean all costs and
              ----------------
    expense adjusted (in accordance with industry standards) to ninety-five percent (95%) occupancy of the operation, administration, maintenance, repair and insurance of the Project and the sidewalks, landscaping, service areas, common areas, driveways, parking areas, walkways, building exteriors (including painting), signs and directories within or around the Project, including, without limitation, all costs of the following:

          (a) Supplies, material, labor and equipment used in the maintenance, operation and repair of the Project;

          (b) Janitorial services and utilities, including water, electricity, gas, heating, lighting, sewer, waste disposal, security, air conditioning and ventilating;

          (c) Contract fees for maintenance, management, janitorial and service agreements, provided that such fees are negotiated on an
                        --------
    arm's-length basis; and membership fees of the Building Owners and Managers Association International and similar organizations;

          (d) Legal and accounting expenses (excluding legal costs of negotiating, terminating or extending leases, or legal costs incurred in proceeding against any tenant);

          (e) Premiums and costs of all risk, casualty and liability, including boiler and machinery, flood, earthquake and other insurance coverages deemed necessary by Landlord; provided that the premiums and costs of earthquake insurance shall be included only if Landlord is required to obtain earthquake insurance by applicable law, regulation or court order, by a lender or by a ground lessor of the Project;

          (f) Contingency contract fees for tax consultants, appraisers, etc. used by Landlord in connection with the appeal of the tax assessment rate of the Project;

          (g) Painting, resurfacing and restriping parking areas, and making other repairs and replacements pertaining to the Project;

          (h) Amortization (along with reasonable financing charges) of capital improvements required by any government authority or which will improve the operating efficiency or of any capital expenditure required for structural repairs to the Project (provided, however, that the amount of
                                       --------  -------
    such amortization for improvements not mandated by government authority shall not exceed in any calendar year the amount of costs reasonably determined by Landlord to have been saved by the expenditure either through the reduction of costs or minimization of increases which would otherwise have occurred);

          (i) Real property taxes and assessments currently due and imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part; and the City of Los Angeles gross receipts business tax applicable to the Project's rent receipts; government permit and licensing fees applicable to operation and maintenance of the Project (including the fees of the South Coast Air Quality Management District); and personal property taxes assessed against personal property used in connection with the operation, maintenance or administration of the Project;

          (j)  [intentionally left blank].

     Except as otherwise provided in Section 4(c), Expenses shall not include
                                     ------------
     the following items:

          (i) all costs of alterations or improvements to Tenant's Premises or to the premises of any other tenant or occupant of the Project;

          (ii) any cash or consideration paid by Landlord on account of, with respect to, or in lieu of the tenant improvement work or alterations described in clause (i) above;
                  ----------
          (iii) costs of capital improvements, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles consistently applied;

          (iv) costs of any services sold or provided to tenants or other occupants for which Landlord is entitled to be reimbursed by such tenants or other occupants as an additional charge or rental over and above the basic rent (and escalations thereof);

          (v)    depreciation and amortization of the Project;

          (vi) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt service or instrument encumbering the Project;

          (vii)  Landlord's general corporate overhead;

          (viii) advertising and promotional costs;

          (ix) leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants or other occupants or prospective tenants or other occupants, or associated with the enforcement of any leases;

          (x) rental payments and related costs pursuant to any ground lease of land underlying all or any part of the Project;

          (xi) any costs, fees, dues, contributions or similar expenses for political, charitable or similar associations;

          (xii) any bad debt loss, rent loss or reserves for bad debt or rent loss;

          (xiii) costs of remediation of hazardous materials other than in the ordinary course of operation and maintenance of the Project;

          (xiv) personal and corporate income taxes, inheritance, gift and estate taxes.

     (3)  Audit by Tenant.  Upon the request of Tenant, Landlord shall
          ---------------
provide reasonable detail of the calculation of Tenant's Premises Percent of Expenses for a particular year. Tenant shall have the right, at it own cost and expense, to audit Landlord's records not more than one time per calendar year with respect to the Expenses and other rent payable by Tenant under this Lease. Tenant shall give Landlord not less than ten (10) business days' prior written notice of its intention to conduct any such audit, which shall be conducted on mutually agreeable dates and during normal business hours in the Project's management office. Tenant shall not be entitled to photocopy any records of Landlord without Landlord's prior written consent, and Tenant shall keep strictly confidential all information received in connection with such audit. If the audit discloses that the amount paid by Tenant as Tenant's Premises Percent of Expenses or of other rent payable under this Lease has been overstated, then Landlord shall promptly remit to Tenant any such excess to Tenant, and if an amount has been overstated by more than ten (10) percent, Landlord shall also pay the lesser of (a) the reasonable costs incurred by Tenant in connection
with such audit, and (b) the       amount overstated.

          (4) Annual Estimate of Expenses.  Prior to each Escalation Year (or as
              ---------------------------
     soon as practical thereafter), Landlord shall deliver to Tenant an estimate of Expenses for the Project for such Escalation Year.

          (5) Monthly Payment of Expenses.  If Tenant's Premises Percent of the
              ---------------------------
     estimate of Expenses for an Escalation Year exceeds the Tenant's Premises Percent of Expenses for the Base Year, Tenant shall pay to Landlord, as additional rent, one-twelfth (1/12) of the estimated excess on the first day of each calendar month of such Escalation Year; provided, however, if
                                                         --------  -------
     the estimate of Expenses for such Escalation Year is delivered to Tenant after the commencement of such Escalation Year, Tenant shall pay the then unpaid installments of such additional rent in a lump-sum and upon demand from Landlord. In the event of any extraordinary expense or expense increase during an Escalation Year, Landlord may upon thirty (30) days written notice to Tenant increase the estimate of Expenses and require an increase in Tenant's monthly payment hereunder. As soon as practical following each Escalation Year, Landlord shall prepare an accounting of actual Expenses incurred during such Escalation Year, and such accounting shall reflect Tenant's Premises Percent of Expenses for such Escalation Year in excess of Tenant's Premises Percent of Expenses for the Base Year, proportionately adjusted for any partial year. If Tenant's payments under this Section 4(c)(5) during any Escalation Year were less than Tenant's
          ---------------
     Premises Percent of the actual Expenses, Landlord shall so notify Tenant, and Tenant shall pay the amount of the deficiency to Landlord within thirty
     (30) days after notice. Such amount shall be deemed to have accrued during such Escalation Year and shall be due and payable from Tenant, even if this Lease has terminated prior to the notice. If Tenant's payments, based on Landlord's estimate, were greater than Tenant's Premises Percent of the actual Expenses, then Landlord shall promptly so notify Tenant, and such overpayment shall be immediately credited by Landlord, at its election, to all present rent due under this Section 4(c)(5) or against the Base Monthly
                                     ---------------
     Rent.

     (d) Rent Without Offset.  All rent shall be paid monthly in advance on the
         -------------------
first day of every calendar month, at the address shown in Section 1(c), or such
                                                           ------------
other place as Landlord may designate in writing from time to time. All rent shall be paid without prior demand or notice and without any deduction of offset whatsoever, in lawful currency of the United States of America. Rent due for any partial month shall be prorated in accordance with the actual number of days of such period which fall within such period.

     (e) Late Charge.  Late payment by Tenant of any rent or other sums due
         -----------
under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance on or note secured by the Premises. Therefore, if any rent is not paid within ten (10) days after it is due or other sum due from Tenant is not paid when due, Tenant shall pay to Landlord an additional sum equal to the greater of $150 or 5% of such overdue payment, which represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all delinquent rent or other sums, plus this late charge shall bear interest at the lesser of the then maximum lawful contract rate permitted to be charged by Landlord or 5% over the base rate of interest per annum established from time to time by Bank of America National Trust and Savings Association, and designated as its prime rate, as it fluctuates (the "Default Rate"). If Tenant fails in two (2) consecutive months
                 ------------
to make payment when due of rent or other charges required hereunder, so that a late charge is payable hereunder (whether collected or not), Landlord may require that all future payments of rent or other charges be made on or before the due date thereof by cash, cashier's check or money order, and in addition thereto, upon demand by Landlord, rent shall be due and payable two (2) months in advance. Any payments returned for insufficient funds will be considered a late payment and subject to the late charge as provided in this paragraph.

5.   [Intentionally left blank.].


6. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1(d) and for no other purpose.
                                     ------------
Neither Landlord nor any agent of Landlord has made any representation or warranty respecting the Premises or the Project or the suitability of the Premises of the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any alteration or improvement to the Premises or the Project, except as provided in this Lease. Landlord agrees to operate and
         ------
maintain the Project in accordance with applicable law. Landlord may from time to time, in its sole discretion, make such alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation to Tenant, provided that such alterations, deletions or
                        --------
improvements do not materially and unreasonably interfere with Tenant's access to the Premises or use thereof. Tenant shall promptly comply with and be responsible for its agents, employees or invitees complying with all applicable laws, orders and regulations, including the rules and regulations attached to this Lease as Exhibit C and any reasonable modifications to these rules and
              ---------
regulations as Landlord may adopt from time to time. Tenant shall not do or permit anything to be done in or about the Premises or Project or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practice that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants.

     Tenant represents, warrants and covenants to Landlord that Tenant shall at no time use or permit the Premises to be used in violation of any statute, regulation, rule, order or governmental determination of any kind whatsoever which relates to or governs Hazardous Materials (as defined below) and/or the environmental conditions in, on, under or about the Premises, including, but not limited to, air quality, soil and surface and subsurface water conditions (individually and collectively, "Environmental Regulations"). Tenant shall
                                 -------------------------
assume sole and full responsibility for, and shall remedy at its sole cost and expense, all such violations. Tenant shall at no time use, generate, release, store, treat, transport, dispose of, or otherwise deposit, in, on, under or about the Premises, any Hazardous Materials or permit or allow any third party to do so, without Landlord's express, prior written consent and Tenant's compliance, at Tenant's sole cost and expense, with all Environmental Regulations. Tenant shall pay or reimburse Landlord for any costs or expenses incurred by Landlord, including reasonable attorneys', engineers', consultants' and other experts' fees and disbursements incurred or payable to determine, review, approve, consent to or monitor the requirements for compliance with Environmental Regulations. For the purposes of this Section, Hazardous Materials shall included, but not be limited to, asbestos, asbestos-containing matter, and the group of organic compounds known as polychlorinated biphenyls, as well as substances defined as "hazardous substances", "toxic substances", "pollutants", or "contaminants" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et
                                                                            --
seq. ("CERCLA"); as "hazardous materials" in the Hazardous Materials
- ---    ------
Transportation Act, 49 U.S.C. Section 1801 et seq.; as "hazardous wastes" in the
                                           ------
Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et
                                                                            --
seq. ("RCRA"); as "pollutants" and "hazardous substances" in the Clean Water
- ---    ----
Act, 33 U.S.C. Section 1251 et seq.; as "hazardous pollutants" and "criteria
                            ------
pollutants" in the Clean Air Act, 42 U.S.C. Section 7401 et seq.; as "hazardous
                                                         ------
chemicals", "extremely hazardous substances" and "toxic chemicals" in the Emergency Planning and Community Right to Know Act, 42 U.S.C. Section 11001 et
                                                                            --
seq.; as "chemical substances" and "mixtures" in the Toxic Substances Control
- ---
Act, 15 U.S.C. Section 2601 et seq.; those substances identified in regulations,
                            ------
orders and publications adopted pursuant to California Health and Safety Code
Section 2249.8, as "Chemicals Know to Cause Cancer or Reproductive Toxicity"; and those substances defined as "hazardous wastes" in Section 25117 of the California Health and Safety Code and in the regulations adopted and publications promulgated pursuant thereto and all Hazardous Materials which may be defined or listed in amendments to Environmental Regulations or in any other applicable Environmental Regulations which not exist or which may be enacted or become effective after the date of this Lease; all as the foregoing may be amended or recodified from time to time. Tenant shall provide Landlord with written notification, as soon as practicable after the discovery or notice or reasonable grounds to suspect, by Tenant, its successors, assigns, licensees, invitees, employees, agents, partners and/or any other third party, that any provision of this Section has not been strictly complied with. It shall be a default by Tenant under this Lease, entitling Landlord to exercise any of its rights and remedies under this Lease, if any provision of this Section is not strictly complied with at all times.

     In addition to such other remedies as may be available to Landlord, Landlord shall have the right, without any obligation to do so, to cure or cause to be cured any environmental problem or violation of any environmental statute, law, ordinance, regulation or governmental determination caused by Tenant. Said cost to cure shall be the sole obligation and expense of Tenant and shall be paid to the Landlord by Tenant within thirty (30) days from the date of notice to Tenant of the amount due together with supporting invoices. Said amount is deemed to be additional rent and, in the event it is not paid when due, Landlord shall be entitled to exercise all remedies available to it to collect same, including, but not limited to, the remedies set forth in Section 18.
                                                         ----------

7. SIGNAGE. Landlord shall install, at Tenant's expense, a sign on the main entrance to Tenant's suite, which sign shall be in Landlord's standard building form and shall identify Tenant's name and suite number. In addition, Landlord shall provide, at Tenant's expense, a standard listing in the building directory, which listing shall set forth Tenant's name and suite number. Landlord, in its sole discretion, may from time to time change the form of standard suite signage and/or modify or replace the building directory. Tenant shall not place any additional signs on any of the entrances to Tenant's suite or elsewhere in the Project without the prior written consent of Landlord. Any sign erected or maintained in violation hereof may be removed by Landlord at Tenant's expense.


8. PERSONAL PROPERTY TAXES. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.


9. PARKING. Tenant is granted a non-exclusive license to use the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants, employees and invitees to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Within ten (10) days after Landlord's request, Tenant shall provide Landlord a list of the automobile license numbers for Tenant and all of Tenant's employees employed in the Premises, which list shall be updated from time to time by Tenant as necessary. Overnight parking is prohibited, and any vehicle of Tenant, its employees, guests or invitees violating this or any other vehicle regulation adopted by Landlord is subject to removal without notice at Tenant's expense.


10.  SERVICES AND UTILITIES.

     (a) Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises Monday through Friday between the hours of 8:00 a.m. through 6:00 p.m., and Saturday between the hours of 9:00 a.m. through 1:00 p.m. (Sunday and all holidays designated by Landlord excepted), electricity for normal lighting and fractional horsepower office machines, heat, ventilation and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and such janitorial service, Monday through Friday (holidays designated by Landlord excepted), as is commercially reasonable. Landlord shall use its reasonable efforts to maintain the temperature in the Premises during the agreed upon hours of heat, ventilation and air conditioning service within the range of 70 and 74 degrees Fahrenheit. Tenant shall pay as additional rent the cost of heat, ventilation and air conditioning furnished during other than the normal hours established by Landlord, at the hourly rate from time to time specified by Landlord. (As of May 1, 1995, such hourly rate is fifty dollars ($50.00) per hour for each floor (or portion thereof) for which Tenant requests such additional use.) Tenant shall provide Landlord with reasonable prior (and, if practicable, not less than 24 hours' prior) notice of the need for such additional use. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Project of which the Premises are a part. In the event that all heat, ventilation, air conditioning or electrical service, or all elevator service, devoted to the Premises shall be interrupted, Landlord and Tenant shall agree upon a reasonable reduction in the amount of the Base Monthly Rent accruing during the period of interruption (any such reduction not to exceed 20% of the Base Monthly Rent accruing during such period); provided,
                                                                     --------
however (i) no such reduction shall commence prior to the fifth consecutive
- -------
business day of interruption, and (ii) no reduction shall be allowed if the interruption is caused by the act or omission of Tenant or its agents or invitees, or by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss or injury to property, however, occurring, through or in connection with or incidental to failure to furnish any of the foregoing, except to the extent that such loss or injury is due to the gross negligence of Landlord or Landlord's agents or employees. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall give written notice to Tenant to such effect and if Tenant shall fail to cure such effect within 5 days thereafter, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

     (b) Tenant shall not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which shall not be unreasonably withheld or delayed, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay Landlord promptly upon demand thereof by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or consulting engineer.

     (c) In addition to the foregoing provisions of this Section 10, Tenant
                                                         ----------
agrees to pay (i) the cost of electricity furnished to the Premises during hours other than the hours specified in Section 10(a), and (ii) the cost of installing
                                  -------------
and maintaining any air conditioning and/or ventilation equipment which is dedicated specifically to the Premises, and the costs of electricity and water associated with operating such equipment. Landlord shall install and maintain, at Tenant's cost and expense, meters to measure all such costs of electricity and water.


11.  MAINTENANCE.

     (a) Landlord's Maintenance.  Except for damage caused by any negligent or
         ----------------------
intentional act or omission of Tenant or Tenant's agents, employees or invitees, which damage shall be repaired by Landlord at Tenant's expense, Landlord shall maintain in good condition the structural parts of the Project and the Premises, which shall include the foundations, bearing and exterior walls, subflooring and roof, interior structural walls, those portions of the electrical, plumbing and sewage systems not exclusively serving the Premises, gutters and downspouts on the Project and the heating, ventilating and air conditioning system serving the Premises; provided, however, the cost of all such maintenance shall be
          --------  -------
considered "Expenses" for purposes of Section 4(c) hereof.  In no event shall
                                      ------------
Tenant be entitled to undertake any such maintenance or repairs whether at the expense of Tenant or Landlord. Landlord shall perform such maintenance within a reasonable time after receipt of notice or actual knowledge of the need for such maintenance.

     (b) Tenant's Maintenance.  Except as provided above, Tenant at its sole
         --------------------
cost shall maintain and keep in good repair every part of the interior of the Premises, including, without limitation, all walls, floors, ceilings, interior doors, together with all fixtures, appliances and equipment, and will make all repairs and replacements thereto at its own expense. Upon termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Tenant, its agents and invitees are not responsible.

     (c) Landlord's Maintenance at Tenant's Cost.  Landlord shall maintain in
         ---------------------------------------
good condition and repair and replace as needed the exterior doors, windows (including window cases) and their appurtenant sills and frames, specialty lighting or hardware, skylights, plumbing, utility lines and sewage systems serving exclusively the Premises and the heating, ventilating and air conditioning system serving the Premises. Tenant shall pay Landlord, as additional rent, the cost of all work Landlord performs pursuant to this
Section 11(c) within ten (10) days after Tenant receives an invoice from
- -------------
Landlord for such costs. Upon Tenant's request, Landlord shall provide evidence of the costs of such repairs.

     (d) Landlord's Substitute Performance.  If Tenant fails to perform its
         ---------------------------------
obligations under this Section 11, Landlord may enter the Premises after ten
                       ----------
(10) days prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the Default Rate shall be due and payable as additional rent to Landlord together with Tenant's next Base Monthly Rent payment.


12. ALTERATIONS. Tenant shall not make any alterations to the Premises or to the Project (including any changes to the existing landscaping), without Landlord's prior written consent, other than alterations to the Premises costing less than $2,500.00 for any single item or $5,000.00 in the aggregate, so long as such alterations to the Premises shall not affect the aesthetics of the Project or have a negative effect on the function or structure of the Premises or the Project. Any alterations shall remain on and be surrendered with the Premises upon termination of this Lease, except that Landlord may, promptly after termination of this Lease, require Tenant (and Tenant agrees, at its own cost) to remove any alterations made by Tenant (other than alterations approved in writing by Landlord) and otherwise to restore the Lease Premises to the same condition as existed on the Commencement Date, except for reasonable wear and tear.

     A proposal for any alterations in or about the Premises that Tenant shall desire to make and which requires the prior consent of Landlord shall be presented to Landlord in written form accompanied by a complete set of detailed plans and specifications for such proposed alterations. Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor preapproved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant. Prior to commencement of any construction, Tenant shall post and file on behalf of Landlord a notice of non-responsibility or other similar notice permitted under applicable law and shall deliver to Landlord a lien and completion bond in the amount of 1 1/2 times the cost of construction. As used in this Section 12,
                                                                ----------
"cost" shall include the full commercial value of labor and materials for any such alterations.


13. RELEASE AND INDEMNITY. As material consideration to Landlord, Tenant agrees that Landlord, Cushman & Wakefield of California, Inc., any other property management firm engaged by Landlord, Landmark Management, Inc. and their respective shareholders, officers, directors, employees, agents, legal counsel and other advisors (collectively, the "Indemnitees"), shall not be
                                               -----------
liable to Tenant for any damages to Tenant or Tenant's property from any cause, other than the gross negligence or willful misconduct of any such Indemnitee, and Tenant waives all claims against each Indemnitee for damage to persons or property arising for any reason, except for damage resulting directly from such Indemnitee's gross negligence or willful misconduct. Tenant shall indemnify, hold harmless each Indemnitee, and at such Indemnitee's option, defend such Indemnitee from any and all legal and equitable claims, demands, causes of action, liabilities, obligations, costs and expenses (including reasonable attorneys' fees, court costs and litigation expenses) of any kind arising out of injury, damage or other loss to any person or property occurring in, on or about the Premises or Project which arise out of the use of the Premises or Project by Tenant, its employees or invitees or Tenant's breach of this Lease. Landlord shall indemnify, hold harmless Tenant, and at such Tenant's option, defend Tenant from any and all legal and equitable claims, demands, causes of action, liabilities, obligations, costs and expenses (including reasonable attorneys' fees, court costs and litigation expenses) of any kind arising out of injury, damage or other loss to any person or property occurring in, on or about the Premises or Project which arise solely out of the gross negligence or wilful misconduct of Landlord. Each party's obligations under this Section 13 shall not
                                                            ----------
be limited to the amounts of coverage of insurance maintained or required to be maintained by such party under this Lease. It is the intention of the parties that their indemnity obligations under this Section 13 do not require payment as
                                            ----------
a condition precedent to recovery by an indemnified party against the indemnifying party, and that each indemnified party shall be indemnified by the indemnifying party to the full extent permitted by law.


14.  INSURANCE.

     (a) Tenant's Liability Insurance.  Tenant (with respect to the Premises)
         ----------------------------
shall maintain or cause to be maintained a policy or policies of comprehensive general liability insurance and blanket contractual liability insurance with the premiums thereon fully paid, issued by and binding upon an insurance company of good financial standing, such insurance to afford minimum protection of not less than $2,000,000 for personal injury, death or property damage in any one occurrence and in the aggregate. Such insurance shall insure performance by Tenant of the indemnity provisions of Section 13 and the policy shall name
                                      ----------
Landlord, Landmark Management, Inc. and Landlord's property management firm as additional insureds.

     (b) Tenant's Workers' Compensation Insurance.  Tenant shall maintain such
         ----------------------------------------
workers' compensation and employers' liability insurance as shall be required by applicable law or by Landlord's first mortgage.

     (c) Tenant's Property Insurance.  Tenant shall carry fire and special
         ---------------------------
extended coverage insurance on Tenant's own fixtures, personal property, furniture, freestanding workstations, telephones, computers and related telecommunications or computing cables in the Premises (but excluding the items otherwise constituting tenant improvements and any alterations, additions or improvements to the Premises) in an amount at least equal to 100% of the replacement cost thereof. Notwithstanding the foregoing, Tenant may elect to self-insure the fire and special extended coverage insurance described in the immediately preceding sentence of this Section 14(c), in which event
                                              -------------
(i) such self-insurance shall be deemed to include full waiver of subrogation against Landlord, and (ii) Tenant hereby waives any right it may have against Landlord with respect to any damage, loss, expense, claim or liability which would otherwise have been covered by such insurance coverage had Tenant obtained same.

     (d) Insurance Requirements.  All insurance required to be provided by
         ----------------------
Tenant under this Lease:

          (1) shall be issued by insurance companies which are authorized to do business in the State of California and which have a financial rating of at least an A V, B+ VI or B VIII status, as rated in the most recent edition of Best's Insurance Reports;

          (2) shall be issued as a primary policy and shall expressly provide that any policies carried by Landlord shall be excess and noncontributory of such primary insurance;

          (3) shall, with the exception of the workers' compensation and employers' liability policy, name Landlord as additional insured and shall expressly provide that the interest of Landlord shall not be affected by any breach of Tenant of any policy provision; and

          (4) shall contain an endorsement requiring at least thirty (30) days prior written notice to Landlord and, if requested, to Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver an originally signed certificate of insurance or a certified copy of each policy to Landlord on or prior to the Commencement Date and thereafter at least thirty (30) days prior to policy expiration, together with evidence of payment of all current premiums.

     (e) Modification of Requirements.  Landlord may in its sole discretion
         ----------------------------
modify or amend, in whole or in part, the requirements for insurance policies under this Section 14. Upon expiration of any existing policy or policies of
           ----------
insurance and upon written notice from Landlord, Tenant shall provide a replacement policy or policies meeting such amended or modified insurance standards.

     (f) Substitute Performance. If Tenant fails to comply with this Section 14,
         ----------------------                                      ----------
Landlord may obtain such insurance, and Tenant shall pay to Landlord upon demand as additional rent the premium cost thereof.

     (g) Landlord's Insurance.  Landlord shall maintain such insurance, or shall
         --------------------
self-insure, in such amounts and with such other terms and conditions as may be required by applicable law or as Landlord may otherwise deem necessary or sufficient to protect its interest in the Project.

     (h) Waiver of Subrogation.  Each party covenants that no property insurer
         ---------------------
shall hold any right of subrogation against the other party; provided, however,
                                                             --------  -------
no such waiver of subrogation shall be effective with respect to a party's insurance policy if such waiver would result in an increase in the premium payable by such party or would violate the terms and provisions of such policy.


15. DESTRUCTION. If during the term, the Premises or Project are damaged from any cause to the extent that the cost of repair in Landlord's good faith estimate exceeds thirty percent (30%) of the replacement cost of the Premises or Project, whichever is damaged, regardless of the amount of time which would be required for repair or restoration, or if the Premises are rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease without compensation to Tenant by delivery of notice to Tenant within sixty (60) days after Landlord receives notice of the occurrence of such damage. If in Landlord's good faith estimation, the Premises cannot be restored within one hundred twenty (120) days after Landlord receives notice of such damage, Landlord shall notify Tenant within sixty (60) days after notice to

Landlord of the occurrence of the damage, and Tenant or Landlord may terminate this Lease by delivery of notice to the other within thirty (30) days after Landlord's notice. If this Lease does not terminate, Landlord shall proceed to commence to restore the Premises and the tenant improvements funded by Landlord under the T.I. Work Agreement (but not Tenant's fixtures, equipment, alterations or tenant improvements funded by Tenant under the T.I. Work Agreement which shall be Tenant's responsibility) promptly to the condition existing immediately prior to the damage in compliance with then existing laws and shall complete such restoration within such 120 days or within such additional time as Landlord may have been delayed in doing so by acts of God, adjustment of insurance, labor trouble, governmental controls, unavailability of materials, or any other cause beyond Landlord's reasonable control. Landlord shall use reasonable efforts to effect such repair or restoration in such a manner as to not unreasonably interfere with Tenant's use and occupancy of the Premises. In such event, this Lease shall remain in full force and effect, but Base Monthly Rent shall be abated in the proportion that the part of the Premises which is unusable by Tenant in the conduct of its business bears to the entire Premises, between the date of damage and the date of completion of restoration. If the damage was caused by the negligence or wilful misconduct of Tenant, its agents, invitees or employees, there shall be no rent abatement. A total destruction of the Premises shall automatically terminate this Lease.


16.  CONDEMNATION.

     (a) Definitions.  The following definitions shall apply:  (1)
         -----------
"Condemnation" means (a) the exercise of any governmental power of eminent
 ------------
domain, whether by legal proceeding or otherwise by the condemnor and (b) the voluntary sale or transfer by Landlord to any condemnor either under threat of condemnation or while legal proceedings for condemnation are pending; (2) "Date
                                                                           ----
of Taking" means the date the condemnor has the right to possession of the
- ---------
property being condemned; (3) "Award" means all compensation, sums or anything
                               -----
of value awarded, paid or received on a total or partial condemnation; and (4)

"Condemnor" means any public or quasi-public authority, or private corporation
- ----------
or individual, having a power of condemnation.

     (b) Obligations to be Governed by Lease.  If during the term of this Lease,
         -----------------------------------
any condemnation of all or any part of the Premises or the Project occurs, the rights and obligations of the parties shall be governed by this Lease.

     (c) Total or Partial Taking.  If the Premises are totally taken by
         -----------------------
condemnation, this Lease shall terminate on the date of taking. If any portion of the Premises is, or the portions of the Project required for reasonable access to or the reasonable use of the Premises are, taken by condemnation, this Lease shall remain in effect, except that Tenant can elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable or inaccessible for Tenant's continued use of the Premises by giving notice to Landlord within thirty (30) days after the nature and extent of the taking have been finally determined, setting forth the date of termination, which shall not be earlier than thirty (30) days nor later than ninety (90) days after delivery of the notice. Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease. If any portion of the Premises is taken by condemnation and this Lease remains in effect, on the date of taking the Base Monthly Rent shall be reduced in the proportion that the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking, Tenant's Premises Percent shall be appropriately adjusted, and Landlord shall proceed to restore the remainder of the Premises to substantially their same condition prior to such partial taking (but not Tenant's fixtures, equipment, alterations or tenant improvements funded by Tenant which shall be Tenant's responsibility). Any award for any total or partial taking shall be the property of Landlord; nothing, however,
                                                           -------  -------
shall preclude Tenant from obtaining an award for loss or damage to Tenant's trade fixtures or removal of personal property or for damages for cessation or interruption of Tenant's business or for relocation costs, or for the portion of such award as is allocable to improvements constructed or paid for by Tenant.

17.  ASSIGNMENT OR SUBLEASE.

     (a) Prohibition.  Tenant shall not assign or encumber all or any interest
         -----------
in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees or guests) to occupy or use all or part of the Premises either voluntarily, involuntarily or by operation of law without first obtaining Landlord's written consent. If Tenant is a partnership, a reduction in partnership interest of any general partner, or the dissolution of the partnership, shall be deemed an assignment. If Tenant consists of more than one person, an assignment from one person to the other shall be deemed an assignment. If Tenant is a corporation, any dissolution or any transfer of twenty-five percent (25%) or more of the voting stock of Tenant, except for stock which is traded through an exchange or over the counter, shall be deemed an assignment. Any assignment, encumbrance or sublease in violation hereof shall be voidable and, at Landlord's election, shall constitute a default. Acceptance of rent by Landlord from anyone other than Tenant shall not be construed as a waiver by Landlord of the actions prohibited by this paragraph, nor as a release of Tenant from any obligation or liability under this Lease, but the same shall be taken to be a payment on account by Tenant. Notwithstanding the foregoing provisions of this Section 17(a), Tenant shall
                                                 -------------
have the right to sublease or assign all or any portion of the Premises to any related entity or affiliate, without the consent of Landlord, provided that Tenant remains obligated under the Lease.

     (b) Request for Consent; Options of Landlord.  If Tenant desires at any
         ----------------------------------------
time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord information respecting the proposed subtenant or assignee, financial statements of the proposed subtenant or assignee meeting the requirements of

Section 32(i), and the terms of the proposed sublease or assignment, as shall be
- -------------
required by Landlord's standard request for consent form. At any time within thirty (30) days after Landlord's receipt of the information specified above, Landlord may by written notice to Tenant elect to (1) not consent to the proposed subletting or assignment; or (2) consent to the proposed subletting or assignment, which consent shall not be unreasonably withheld or delayed, provided, that:  (a) the proposed assignee's or subtenant's financial condition
- --------
shall comply with Landlord's standard tenant financial requirements for leasing of space in the Project as of the date of such assignment or sublease, (b) the proposed use of the Premises by such assignee or subtenant shall comply with

Section 6 hereof and be of a compatible use with other tenants of the Project,
- ---------
and (c) the proposed assignment or sublease does not violate the provisions of

Section 32, if applicable.
- ----------

     (c) Landlord Consent.  If Tenant requests Landlord's consent to an
         ----------------
assignment or sublease, Landlord and Tenant agree (by way of example and without limitation) that it shall be reasonable for Landlord to withhold its consent if any of the following situations exists or may exist: (1) the proposed subtenant's or assignee's use of the Premises conflicts with the "Use of Premises" as set forth in Section 1(d); (2) in Landlord's reasonable business
                          ------------
judgment, the proposed subtenant or assignee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease; (3) Tenant is in default pursuant to this Lease; (4) in Landlord's reasonable business judgment, the proposed subtenant or assignee lacks sufficient financial resources to satisfy its obligations under the applicable assignment or sublease agreement; and/or (5) the assignment or sublease would breach any covenant of Landlord respecting radius, location, use or exclusivity in any lease (including, without limitation, the provisions of

Section 32 hereof, if applicable), financing agreement or other agreement
- ----------
relating to the Project.

     (d) Excess Rent.  One-half of all Profits (as defined below) received by
         -----------
Tenant from its subtenants in excess of the rent payable by Tenant to Landlord under this Lease for the sublet space shall be paid to Landlord. One-half of any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease, whether paid in a lump sum or periodically, shall belong to and be paid to Landlord. As used herein, "Profits" shall mean consideration
                                       -------
received by Tenant in connection with an assignment or sublease that exceeds the amount Tenant must pay Landlord as Base Monthly Rent and its share of Expenses, which amount is to be prorated where part of the Premises is assigned or subleased, less the reasonable leasing commissions, broker's fees, attorneys' fees and other out-of-pocket expenses, if any, paid by Tenant and directly related to arranging such assignment or sublease.

     (e) No Waiver.  No consent by Landlord to any assignment or subletting by
         ---------
Tenant shall relieve Tenant or any guarantor of Tenant of any obligation to be performed by Tenant under this Lease, whether accruing before or after such assignment or subletting. No consent by Landlord to any assignment, encumbrance or sublease shall operate as a consent to future assignments, encumbrances or subleases.

     (f) Assumption of Liability.  Each assignee, other than Landlord, shall
         -----------------------
assume and covenant to perform all obligations of Tenant under this Lease. Tenant shall be and remain liable jointly and severally with assignee for performance of Tenant's obligations. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment fully signed by all parties to the agreement and an instrument in recordable form which contains a covenant of assumption of the assignee satisfactory in substance and form to Landlord. No assignment or sublease shall relieve Tenant of its obligation hereunder.

     (g) Involuntary Assignments.  No interest of Tenant in this Lease shall be
         -----------------------
assignable by involuntary assignment through operation of law (including, without limitation, the transfer of this Lease by will, intestacy, merger, consolidation, dissolution or foreclosure). Without limitation, each of the following acts by Tenant, any guarantor of this Lease, or, if Tenant is a partnership, any partner who is a general partner of Tenant (each such person, a "Pertinent Person"), shall be considered an involuntary assignment by Tenant:
 ----------------

          (1) Bankruptcy and Insolvency.  Any Pertinent Person becomes insolvent
              -------------------------
     (as defined in the Federal Bankruptcy Code), admits in writing its insolvency or its present or prospective inability to pay its debts as they become due, is unable to or does not pay all or any material portion (in number of dollar amount) of its debts as they become due, permits or suffers a judgment against it which affects such Pertinent Person's ability to conduct its business in the ordinary course (unless enforcement thereof is stayed pending appeal), makes or proposes an assignment for the benefit of creditors, convenes or proposes to convene a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or composition, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any provision or chapter of the Federal Bankruptcy Code or any other federal, state or other law for the relief of debtors.

          (2) Dismissal or Stay of Proceedings.  Any Pertinent Person fails to
              --------------------------------
     obtain the dismissal, within sixty (60) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties or fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts.

          (3) Receivers.  Any receiver, trustee, or custodian is appointed to
              ---------
     take possession of all or any assets of any Pertinent Person or any committee of such Pertinent Person's creditors, or any class thereof, is formed for the purpose of monitoring or investigating the financial affairs of such Pertinent Person or enforcing such creditors' rights.

     (h) Limitation of Liability.  Tenant agrees that in case it contends
         -----------------------
successfully that Landlord has unreasonably refused or withheld its consent to an assignment or subletting, Tenant's sole remedy shall be an action for declaratory judgment and an injunction and Tenant shall have no remedy for damages, actual or exemplary.

18. DEFAULT. If (a) Tenant (i) shall fail to pay any rent within 10 calendar days after the date when due, (ii) shall fail to pay any other sum of money due hereunder when due (although no legal or formal demand has been made therefor) and shall fail to pay the same within ten (10) days after written notice from Landlord that the same is overdue (which notice shall be in addition to, and not in lieu of, the notice requirements of Code of Civil Procedure Section 1161),
(iii) shall fail to occupy the Premises at all times during the term of this Lease, except for the periods, if any, during which tenant improvements are initially being constructed or the Premises are unusable by Tenant as provided in Section 15 or 16 hereof, notwithstanding Tenant's payment of rent, or (iv)
   ----------    --
shall violate or fail to perform any other provision and shall fail to correct or perform the same within twenty (20) days after written notice thereof from Landlord (or such longer period as is reasonably necessary to remedy such default, provided that Tenant shall commence such action to cure such failure
         --------
within said 20 calendar days and thereafter continuously and diligently pursue such action to cure until such default is cured)(which notice shall be in addition to, and not in lieu of, the notice requirements of Code of Civil Procedure Section 1161); or (b) any of the events referred to in Section 17(g)
                                                                 -------------
shall have occurred, then this Lease shall be in default and at any time thereafter Landlord may at its option:

     (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and the unamortized portion of the leasing commission and tenant improvement costs paid by Landlord and applicable to the balance of the term of this Lease. The worth at the time of award of the amount referred to in clause (iii) of the prior sentence shall
                                      ------------
be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Landlord to mitigate damages caused by Tenant's default or breach of this Lease shall not waive Landlord's right to recover damages under this

Section 18(a).  If termination of this Lease is obtained through the provisional
- -------------
remedy of unlawful detainer, Landlord shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Landlord may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under this Section 18 was not previously given, a notice to pay rent or quit, or to
     ----------
perform or quit, as the case may be, given to Tenant under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice or grace period required by this Section 18. In such
                                                       ----------
case, the applicable grace period under this Section 18 and under the unlawful
                                             ----------
detainer statute shall run concurrently after the one such statutory notice, and the failure of Tenant to cure the applicable default or breach within the greater of the two such grace periods shall constitute both an unlawful detainer and a breach of this Lease entitling Landlord to remedies provided for in this Lease and/or by said statute.

     (b) Continue this Lease and Tenant's right to possession in effect under California Civil Code Section 1951.4 after Tenant's breach and abandonment and recover the rent as it becomes due, provided Tenant has the right to sublet or
                                    --------
assign, subject only to reasonable limitations.  See Section 17 for the
                                                     ----------
limitations on assignment and subletting, which limitations Landlord and Tenant agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, the appointment of a receiver to protect Landlord's interest under this Lease, and/or withholding consent to a subletting or assignment or terminating a subletting or assignment (if the withholding or terminating does not violate the rights of Tenant specified in this Section 18(b)), shall not constitute a termination of Tenant's right to
     -------------
possession.

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

     The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

     Landlord shall not be obligated to notify Tenant of the due date of rent nor demand payment thereof on its due date, the same being expressly waived by Tenant. The acceptance of any sums of money from Tenant after the expiration of any ten (10) day or thirty (30) day notice as above provided shall be taken to be payment on account by Tenant and shall not constitute a waiver by Landlord of any rights nor shall it reinstate the Lease or cure a default on the part of Tenant. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.


19.  ENTRY ON PREMISES.

     (a) Entry.  Landlord and its agents shall have the right to enter the
         -----
Premises at all reasonable times for the purpose of examining or inspecting the same, to supply any service to be provided by Landlord or Tenant hereunder, to show the same to prospective purchasers, lenders or tenants of the Project, and make such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's property, and without affecting this Lease. Landlord, during the entire term of the Lease, shall have the right, upon ninety (90) days' prior written notice to Tenant, to change the name, number or designation of all or any portion of the Project without liability to Tenant. Landlord may at any time during the last ninety (90) days of the term of the Lease place on or about the Premises any ordinary "for lease" signs; Landlord may at any time place on or about the Premises any ordinary "for sale" signs. Tenant acknowledges that the layout of the Premises requires entry into the Premises in order to gain access to the roof of the building from the twelfth floor of the building. Accordingly, in addition to the foregoing, Tenant agrees that Landlord and its employees, agents and contractors shall at any time, and without prior notice to Tenant, enter the twelfth floor of the Premises for the purpose of gaining access to the roof of the building.

     (b) Keys.  Landlord shall at all times have and retain a key with which to
         ----
unlock all the doors in, upon and about the Premises. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.


20.  SUBORDINATION.   Without the necessity of any additional documents being
executed by Tenant, and at the election of Landlord or any mortgagee or any beneficiary of a deed of trust on the Project or any ground lessor of the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount encumbering the Project, ground lease or underlying leases, or Landlord's interest or estate in any of them. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, notwithstanding this subordination and subject to the terms of any non-disturbance agreement then in effect, at the option of such successor in interest, the same shall not terminate this Lease, and Tenant shall attorn to and become the Tenant of the successor in interest. Tenant shall execute and deliver any additional documents in the form reasonably requested by Landlord, evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust.


21. ESTOPPEL CERTIFICATES. As soon as practicable and within 20 days after notice from Landlord, Tenant shall execute and deliver to Landlord a certificate stating such matters reflecting the status of this Lease or the Premises as Landlord, Landlord's lender, purchaser or ground lessor may reasonably request. However, Tenant's default shall not be cured thereby, and Tenant shall continue to be obligated to deliver the certificate. Tenant shall pay to Landlord a fee of ten dollars ($10.00) per day for every day after the 20 day period provided above that Tenant fails to deliver the certificate required under this
Section 21.
- ----------


22. NOTICES. Any notices provided or permitted to be given under this Lease must be in writing and may be served (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by overnight, third party prepaid courier service, requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to clause
                                                                      ------
(ii) or (iii) above to be received no later than the next business day.  Notice
- ----    -----
personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit in the United States mail. For purposes of notice, the addresses of the parties shall be as set forth in Section 1. Either party can change its address by written
             ---------
notification to the other party.


23. CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Project, or any part thereof, Landlord's lender shall request modifications in this Lease as a condition to such financing, Tenant shall not withhold or delay its consent thereto, provided that such modification do not increase Tenant's obligations hereunder or materially adversely affect the leasehold interest hereby created.


24. WAIVER. No delay or omission in the exercise of any right or remedy or acceptance of any payment or portion thereof due hereunder by Landlord or Tenant shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant of such acceptance shall constitute acceptance of the surrender of the Premises and accomplish termination of this Lease. Landlord's consent to any act by Tenant shall not be deemed to waive or render unnecessary Landlord's consent to any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.


25. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for ordinary wear and tear, damage caused by fire or other casualty for which Tenant, its agents and invitees are not responsible, and alterations Tenant is obligated to remove under Section 12.
                                                                 ----------
Tenant at its expense shall remove all personal property and, unless Landlord otherwise elects, all improvements or alterations not made with Landlord's consent, and shall perform all restoration made necessary by the removal thereof before the expiration of the term. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property.

     Notwithstanding anything to the contrary in this Lease, on or before expiration of the term of this Lease, Tenant shall remove, at its own cost, all telecommunications and/or computer cable and any raised floor installed in the Premises, including all associated racks, trays, monuments and hardware.

     If Tenant, with Landlord's written consent, remains in possession of the Premises after expiration of this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy on all provisions of this Lease, except those pertaining to term and rent. Tenant shall pay the higher of (1) Base Monthly Rent in an amount equal to 150% of Base Monthly Rent for the last full calendar month during the regular term plus 100% of the last month's estimate of Tenant's share of Expenses or (2) the market rental value of the Premises as determined by Landlord. So long as Tenant is in possession of the Premises under such month-to-month tenancy, Landlord shall have the rights provided it at law or in equity including, without limitation, the right upon thirty (30) days notice to (1) terminate Tenant's right to possession of the Premises; (2) make adjustments in the amount payable as Base Monthly Rent; or (3) make such other changes to the terms and provisions of this Lease as Landlord in its sole discretion shall determine.


26. MORTGAGE PROTECTION. In the event of any default by Landlord, Tenant will give notice by registered or certified mail or by third party prepaid overnight courier service, requiring a signed receipt to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises or any leasehold interest therein whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.


27. DEFAULT OF LANDLORD; LIMITATION OF LIABILITY. In the event of any default by Landlord hereunder, Tenant agrees to give notice of such default, by registered mail, to Landlord at Landlord's address as stated in Section 1(c) and
                                                                ------------
to offer Landlord a reasonable opportunity to cure the default. Such notice shall be given as herein provided no later than thirty (30) days after the occurrence of the default.

     The Lease and Tenant's obligations hereunder shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease, if Landlord is prevented or delayed from so doing by reason of fire, earthquake, inclement weather or other acts of God, acts of the public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of materials or labor, or any other cause beyond the control of Landlord.

     In the event of any actual or alleged failure, breach or default hereunder by Landlord, Tenant's sole and exclusive remedy shall be against the Project and Landlord's interest therein, and no principal of Landlord shall be sued, be subject to service of process, or have a judgment obtained against such principal in connection with any alleged breach or default, and no writ of execution shall be levied against the assets of any principal of Landlord. The covenants and agreements contained in this Lease are enforceable by Landlord and also by any principal of Landlord. As used in this paragraph, "principal of
                                                                ------------
Landlord" shall mean any officer, director, trustee, shareholder, employee or
- --------
representative of Landlord.


     Notwithstanding anything to the contrary in this Lease, Landlord shall not be liable to Tenant for any consequential loss or damage, including loss of revenue, profit and/or goodwill.

28. LANDLORD'S RULES. Tenant shall faithfully observe and comply with the Rules that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to such Rules. The additions and modifications to those Rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the non-performance of any such Rules by other tenants or occupants. The parties acknowledge that the Rules attached hereto as Exhibit C are
                                                          ---------
presently the Rules which are in effect.


29. RESERVATION OF RIGHTS. No payment by Tenant or receipt by Landlord of a lesser amount than stipulated herein for Rent, additional Rent or any other charge hereunder shall be deemed other than payment on account of the earliest stipulated Rent, additional Rent or other charge then due, nor shall any endorsement or statement on a check or letter accompanying any check or payment be deemed in accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such Rent, additional Rent or other charges or pursue any other remedy, in this Lease, at law or in equity.


30.  [Intentionally left blank.]


31. EXERCISE ROOM. The employees and officers of Tenant who are working at the Premises shall have the right to use the exercise room (the "Exercise Room")
                                                             -------------
located on the third (3rd) floor of the building during the term of this Lease and any renewal(s) thereof; provided, that Tenant executes a Release and
                            --------
Indemnification in the form attached hereto as Exhibit D, and causes each of its
                                               ---------
employees and officers who use such facility to execute and deliver to Landlord a Release in the form of Exhibit E. The use of the Exercise Room shall at all
                         ---------
times be subject to Landlord's Rules, as amended from time to time, and Landlord specifically reserves the right to limit the means of access to the Exercise Room, limit the hours during which the Exercise Room may be used, provide security or attendants for the Exercise Room (without being under any obligation however to do so) or to eliminate the Exercise Room from the Project, at Landlord's discretion. The costs specific to operating and maintaining the Exercise Room shall be made part of the Expenses.


32.  MISCELLANEOUS PROVISIONS.

     (a) Time of Essence.  Time is of the essence of each provision of this
         ---------------
Lease.

     (b) Successor.  This Lease shall be binding on and inure to the benefit of
         ---------
the parties and their successors, except as provided in Section 17.
                                                        ----------

     (c) Landlord's Consent.  Any consent required by Landlord under this Lease
         ------------------
must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, except where otherwise expressly stated in this Lease and any delay in consenting will not be a breach of this Lease.

     (d) Commissions.  Each party represents that it has not had dealings with
         -----------
any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker(s) identified in Section 1(o), who shall be
                                               ------------
compensated by the party identified in Section 1(p).
                                       ------------

     (e) Other Charges.
         -------------

          (1) If Landlord becomes a party to any litigation concerning this Lease, the Premises or the Project, by reason of any act or omission of any act of Tenant or Tenant's authorized agents, employees or invitees, Tenant shall be liable to Landlord for reasonable attorneys' fees, court costs and litigation expenses incurred by Landlord in the litigation, whether or not such litigation leads to actual court action.

          (2) If either party commences an action against the other party arising out of this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, court costs and litigation expenses, as determined by the court.

          (3) If Landlord employs a collection agency to recover delinquent amounts, Tenant shall pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease.

          (4) If Tenant shall request Landlord to execute and deliver a Landlord's waiver, an amendment to this Lease, a consent to an assignment, encumbrance or subletting, or any other documents, Landlord may charge Tenant a reasonable processing fee, the amount of which Landlord shall notify Tenant in advance, whether or not Landlord executes and delivers the requested documents. Nothing in this Section 32(e)(4) shall be construed
                                           ----------------
     to obligate Landlord to execute any such document.

     (f)  [Intentionally left blank.]

     (g) Additional Rent.  All monetary sums due from Tenant to Landlord under
         ---------------
this Lease shall be deemed to be rent.

     (h) Authority.  If Tenant is a corporation, trust, or general or limited
         ---------
partnership, each individual executing this Lease on behalf of such entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the entity, and upon execution of this Lease, Tenant shall deliver to Landlord satisfactory evidence of such authority, and that this Lease is binding upon said entity and each individual signing this Lease in accordance with its terms.

     (i) Financial Statements.  Upon submission of this Lease to Landlord and
         --------------------
any time thereafter within thirty (30) days after delivery of a request from Landlord, Tenant shall furnish Landlord copies of the following documents:
Tenant's most recent audited or certified annual financial statements, including, without limitation, balance sheets, statements of profits and losses and changes in financial condition, reflecting Tenant's current financial condition. Tenant hereby represents and warrants that financial statements submitted are true, accurate and up-to-date representations of its financial condition including, without limitation, all of its assets, liabilities, income and sources of income as of the date thereof. If Landlord desires to finance, refinance or sell the Project or any part thereof, Tenant hereby agrees to deliver to any lender, prospective lender, or prospective purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or prospective purchaser.

     (j) Landlord's Successors.  In the event of a conveyance or ground lease of
         ---------------------
the Project or the Premises, the same shall operate to release Landlord from any liability under this Lease including the obligation to return the Security Deposit, and in such event Landlord's successor in interest or ground lessee shall be solely responsible for all obligations of Landlord under this Lease.

     (k) Interpretation.  This Lease shall be construed and interpreted in
         --------------
accordance with the laws of the State of California. This Lease (including the exhibits and any addendum attached hereto) constitutes the entire agreement between the parties respecting the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. Landlord and Tenant acknowledge that all prior negotiations, inducements and agreements by and between Landlord and Tenant and all agents and employees of Landlord and Tenant are merged herein, and that neither party is relying upon any promises, representations or other inducements not set forth herein, all of which are superseded by this Lease and are void. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than
                             -----
one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several and Landlord may release any of them and may release any Collateral without affecting the liability of any of them, who have not been released in writing from liability under this Lease. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal. All provisions, whether conditions or covenants on the part of Tenant, shall be deemed to be both conditions and covenants.

     (l) Monitoring Services.  Tenant assumes sole responsibility for the
         -------------------
protection of Tenant, its agents and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Landlord may, at its sole option, however, provide monitoring services for the Premises, Building or Project, in which event the costs and expenses of such monitoring services shall be included within the definition of Expenses herein defined for purposes of

Section 4(c).  Landlord currently provides limited monitoring services in the
- ------------
lobby of the building in which the Premises are located.

     (m) Landlord Substitute Performance.  If Tenant defaults in the performance
         -------------------------------
of any obligation under this Lease, Landlord in its sole discretion may without notice perform such obligation, in which event Tenant shall pay Landlord as additional rent all sums pay by Landlord in connection with such substitute performance within ten (10) days following Landlord's written notice for such payment. Any delinquent sum shall bear interest at the Default Rate.

     (n) Recording.  Tenant shall not record this Lease or any memorandum
         ---------
thereof without the prior written consent of Landlord. Tenant, upon the request of Landlord shall execute and acknowledge a short form memorandum of this Lease for recording purposes. Upon the termination of this Lease for any reason, including, but not limited to, surrender or cancellation under Section 32(o)
                                                               -------------
below, Tenant shall within three (3) days of the date of request by Landlord, convey to Landlord, by quitclaim deed in recordable form and any and all interest Tenant may have under this Lease.

     (o) Surrender or Cancellation.  The voluntary or other surrender of this
         -------------------------
Lease by Tenant, or a mutual cancellation thereof shall terminate all or any existing subleases, unless Landlord elects to treat such surrender or cancellation as an assignment to Landlord of any or all of such subleases.

     (p) Submission of Lease.  Submission of this Lease for examination, even
         -------------------
though executed by Tenant, shall not bind Landlord in any manner, and no Lease or other obligation on the part of the Landlord shall arise, until this Lease is executed and delivered by Landlord to Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.


LANDLORD:                             TENANT:

HYUNDAI MERCHANT MARINE (AMERICA),    VIKING OFFICE PRODUCTS, INC., a California
INC., a California corporation        corporation


By:___________________________        By:___________________________


Its____________________________       Its___________________________


                                      By:___________________________


                                      Its___________________________

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES
                            -----------------------

                                   EXHIBIT B

                             DESCRIPTION OF PROJECT
                             ----------------------


PARCEL 1:

That portion of Lot 110 of McDonald Tract, in the City of Los Angeles, in the County of Los Angeles, State of California, as per map recorded in Book 15, Pages 21 and 22 of miscellaneous records, in the office of the county recorder of said county, described as follows:

Beginning at the southwest corner of said lot; thence north along the west line thereof, 7.66 chains; thence east 14.40 chains to the southerly line of said lot; thence along said southerly line south 62(degrees) west, 16.31 chains to the point of beginning.

Except therefrom that portion thereof described as follows:

Beginning at the intersection of the center line of an unnamed street 60.00 feet wide as shown on said map, said street now known as Vermont Avenue, with the southeasterly boundary of said tract; thence along said center line north 0(degrees) 01' 47" west 429.32 feet; thence north 89(degrees) 58' 13" east,
50.00 feet to a line parallel with and 50.00 feet northeasterly measured at right angles to said center line; thence along said parallel line south 0(degrees) 01' 47" east 152.72 feet to the intersection with a curve concave southwesterly having a radius of 3100.00 feet (a radial of said curve to said intersection has a bearing of north 18(degrees) 20' 35" east); thence along said curve southeasterly through an angle of 4(degrees) 34' 47" an arc distance of
247.79 feet to a line parallel with and 34.00 feet northwesterly measured at right angles to said southeasterly boundary of said tract; thence along said parallel line north 61(degrees) 50' 30" east, 190.64 feet; thence south 28(degrees) 09' 30" east, 34.00 feet to a point on the southeasterly boundary of said tract, distant along said southeasterly boundary north 61(degrees)50' 30" west 528.34 feet to the point of beginning.


PARCEL 2:

The west 700 feet of that portion of Lot 110 of the McDonald Tract, in the Rancho San Pedro, in the City of Los Angeles, in the County of Los Angeles, State of California, as per map recorded in Book 15, Pages 21 and 22 of miscellaneous records, in the office of the county recorder of said county, lying south of the line described as follows:

Beginning at a point on the west line of said lot which point is 211.28 feet south of the northwest corner thereof and running east at right angles to said west line, a distance of 1681.72 feet, more or less, to a point in the southeasterly line of said lot.

Except the west 10 feet thereof.

Also except that portion of said lot, described as follows, to wit:

Beginning at the southwest corner of said Lot 110; thence north 7.66 chains; thence east 14.40 chains to the southerly line of said lot; thence westerly along said southerly line 16.31 chains to the point of beginning.

PARCEL 3:

That portion of Lot 110 of McDonald Tract, in the City of Los Angeles, in the County of Los Angeles, State of California, as shown on map recorded in Book 15, Pages 21 and 22 of miscellaneous records, in the office of the county recorder of said county, described as follows:

Beginning at the intersection of the center line of an unnamed street, 60.00 feet wide, as shown on said map, said street now known as Vermont Avenue, with the southeasterly boundary of said tract; thence along said center line, north 0(degrees) 01' 47" west, 429.32 feet; thence north 89(degrees) 58' 13" east,
50.00 feet to a line parallel with and 50.00 feet easterly measured at right angles to said center line; thence along said parallel line, south 0(degrees) 01' 47" east, 152.72 feet to the intersection thereof with a curve concave southwesterly having a radius of 3100.00 feet (a radial of said curve to said intersection has a bearing north 18(degrees) 20' 35" east), said intersection also being the true point of beginning; thence along said curve southeasterly through an angle of 4(degrees) 34' 47", a distance of 247.79 feet to a line parallel with and 34.00 feet northwesterly measured at right angles to said southeasterly boundary of said tract; thence along said parallel line south 61(degrees) 50' 30" west, 234.49 feet to the beginning of a tangent curve, concave northeasterly having a radius of 17.00 feet; thence southwesterly, westerly, and northerly along said curve through an angle of 118(degrees) 07' 43", a distance of 35.05 feet to the southerly prolongation of that certain course hereinabove described as south 0(degrees) 01' 47" east, 152.72 feet; thence along said course, north 0(degrees) 01' 47" west, 183.00 feet to the true point of beginning.

Excepting therefrom all those portions of the above-described property occupied or to be occupied by the supports and foundations of the viaduct, including possible future expansion of the viaduct during the term of this Lease.

Also excepting therefrom all that portion of said property above a horizontal plane 3 feet below the underside or soffit of the viaduct which plane extends to the vertical boundaries of the above-described property.

                                   EXHIBIT C

                                LANDLORD'S RULES
                                ----------------


     1. NO SMOKING. No smoking shall be permitted within the Premises or any other part of the Project's office building. Smoking at the Project shall be permitted only in areas designated by Landlord.


     2. ENTRANCES AND EXITS. The sidewalks, entrance, elevators, stairways and halls shall not be obstructed or used for any purpose other than ingress or egress. The common areas of the Project are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. Tenant shall not enter the mechanical rooms, air handler rooms, electrical closets or janitorial closets or go upon the roof of the Project without the prior written consent of Landlord.


     3. AWNINGS. No awnings or other projections shall be attached to the outside walls of any building in the Project, and no window shades, blinds, drapes or other window coverings shall be hung in the Premises, without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung along the perimeter of the Project must be approved by Landlord.


     4. RESTROOMS. The toilets, water basins and other plumbing fixtures shall be used solely for the purposes for which they were constructed, and no garbage shall be thrown therein. All damage resulting from any misuse of such fixtures shall be borne by the tenant who, or whose employees, agents or invitees shall have caused the same.


     5. DEFACEMENT. No tenant shall in any way deface any part of the Premises or the Project. No boring or cutting for wires, stringing of wires or laying of linoleum or other similar floor coverings shall be permitted without the prior written consent of Landlord and then only as Landlord may direct.


     6. PROHIBITED ACTIVITIES. No vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant on the Premises without the prior written consent of Landlord, except the preparation of coffee, tea and other beverages for the tenant, its employees and visitors. No tenant shall cause or permit any unusual or objectionable odors to escape from the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes. No tenant shall make, or permit to be made, any unseemly or disturbing noises, sounds or vibrations, or otherwise disturb or interfere with occupants of the Project or those having business with them. No tenant shall throw anything out of doors or in the corridors, stairways or other common areas of the Project. Tenant shall not obtain access to, or permit its agents, servants, employees or contractors to obtain access to utility lock-boxes, janitorial and building storage areas, or other storage compartments not leased to Tenant without Landlord's prior written approval.


     7. DELIVERIES AND PICK-UPS. All removals or deliveries of freight must take place during normal business hours and in the locations designated by Landlord from time to time. The moving of fixtures, furniture or other large objects must be made upon previous notice to the manager of the Project and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the Project floors.


     8. ENTRY. Landlord reserves the right to exclude unauthorized parties from the Project or Building at all times other than the reasonable hours of generally recognized days of operation of the Project determined by Landlord. All doors opening onto public corridors shall be kept closed, except when in use for ingress or egress. On weekends and legal holidays, and on other days between the hours of 6:00 p.m. and 7:00 a.m. the following day, access to the Project, the Building or the Premises may be refused unless the person seeking access is known to the employee of the Project in charge or is properly identified. Landlord shall in no case be liable for damages for any error respecting admission to or exclusion from the Project, the Building or the Premises of any person. In case of riot or other commotion, Landlord reserves the right to prevent access to the Project or the Building during the continuance of the same by closing the door or otherwise, for the safety of the tenants and protection of property in the Project. All of Tenant's agents, employees and invitees shall comply with all security regulations established from time to time by Landlord.


     9. SOLICITORS. Canvassing, soliciting and peddling in the Project are prohibited, and each tenant shall cooperate to prevent the same.


     10. TELEPHONES. Landlord will direct technicians as to where and how telephone wires are to be installed. The location of telephones and other office equipment affixed to the Premises shall be subject to the approval of Landlord.


     11. EXPLOSIVES AND FIREARMS. No explosives, firearms or flammables of any kind shall be brought into the Premises or the Project.


     12.  BUILDING DIRECTORY.  The bulletin board or directory of the Building
(1) will be provided exclusively for the display of the name and location of tenants only, (2) shall be maintained exclusively by Landlord with the cost of such maintenance included in Expenses, as defined in Section 4(c), and (3) shall
                                                     ------------
be in the form, location and size as determined by Landlord in its sole discretion.


     13. EXPULSION. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner violate the rules of the Project.


     14. REFUSE AND GARBAGE. Refuse and garbage shall be removed from the Premises at such times and intervals, through such exits thereof and over such routes of egress therefrom as Landlord may designate from time to time. No refuse or garbage will be stored anywhere except inside the Premises or in the areas designated by Landlord.


     15. USE OF EXERCISE ROOM. Tenants shall notify their employees that their use of the Exercise Room is at their own risk, in accordance with the Rules for the Exercise Room and subject to release and hold harmless forms requested by Landlord which Landlord requires users of the facility to sign. Tenants shall distribute copies of the Exercise Room rules and release forms to its employees.

                                   EXHIBIT D

                          RELEASE AND INDEMNIFICATION
                          ---------------------------


     This Release and Indemnification ("Release") is made by VIKING OFFICE
                                        -------
PRODUCTS, INC., a California corporation, as Tenant ("Tenant"), in favor of
                                                      ------
HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation, as Landlord ("Landlord"). This Release is made with reference to the following facts:
  --------

     A.   Landlord is the owner of the office building (the "Building") located
                                                             --------
at 879 West 190th Street, Los Angeles, California, known as Andrex Point.

     B. Tenant currently leases or concurrently herewith is leasing space in the Building from Landlord, under the lease, dated as of July 10, 1995 (the

"Lease").
- ------

     C. Tenant desires to be permitted to use the weight lifting and exercise equipment and facilities on the third floor of the Building (the "Exercise
                                                                  --------
Room").

     D. Landlord requires this Release to be executed prior to permitting Tenant and its employees to enter the Exercise Room.

     NOW, THEREFORE, in consideration of permission for Tenant and its employees to use or be present in the Exercise Room, Tenant hereby agrees with Landlord as follows:

     1. The Exercise Room is for the use of Tenant and its employees in common with other tenants of the Building and their employees. Tenant agrees to monitor the use of the Exercise Room by its employees to insure that any such persons are physically able to use the Exercise Room and that such persons use the Exercise Room at their own risk.

     2. Tenant will not make a claim, demand, sue, or attach the property of Landlord, Cushman & Wakefield of California, Inc., any other property management firm engaged by Landlord, Landmark Management, Inc., any supplier of any of the equipment in the Exercise Room or any of their respective shareholders, officers, directors, employees, agents, legal counsel and other advisors (collectively, the "Indemnitees"), for personal injury, property damage, or
                    -----------
death arising out of the use of or presence in the Exercise Room by Tenant, its employees, or any other person using the Exercise Room with the consent of or under authority of Tenant (collectively, "Tenant Users"), including, without
                                          ------------
limitation, those arising from the negligent or grossly negligent acts or omissions of any Indemnitee, notwithstanding anything which is or appears to be to the contrary in the Lease.

     3. Tenant hereby releases and discharges each Indemnitee and agrees to indemnify, defend and hold each Indemnitee harmless from any and all claims, demands, liabilities, judgments and expenses, including, without limitation, reasonable attorneys' fees and costs, of whatever nature and kind, whether known or unknown by Tenant, arising out of the use of or presence in the Exercise Room by Tenant Users, including, without limitation, those arising from the negligent or grossly negligent acts or omissions of any Indemnitee, notwithstanding anything which is or appears to be to the contrary in the Lease.

     4. It is the intention of Tenant that this Release shall be effective with respect to each and every claim, demand, liability, judgment, cause of action and expense specified above, and in furtherance of this intention, Tenant waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have affected his settlement with the debtor."

     5. If any action or proceeding is brought against any Indemnitee by reason of any such claim by any Tenant Users, Tenant agrees to defend the action or proceeding, at its expense, by counsel reasonably satisfactory to such Indemnitee upon notice from such Indemnitee. Tenant shall pay, satisfy and discharge any judgments, orders and decrees which may be recovered against such Indemnitee in connection with the foregoing.

     6. The foregoing indemnity shall not require payment as a condition precedent to recovery and shall survive the expiration or earlier termination of the Lease with respect to personal injury, property damage, or death arising from acts or omissions which occurred prior to such expiration or earlier termination.

     7. Tenant shall deliver or cause to be delivered to Landlord a Release in the form of Exhibit E to the Lease executed by each Tenant User prior to his or
            ---------
her entering the Exercise Room.

     8. The terms and provisions of this Release shall be binding upon and inure to the benefit of the partners, affiliates, subsidiaries, parent companies, stockholders, directors, officers, employees, agents and attorneys or Landlord and Tenant and their respective predecessors, heirs, successors or assigns.

     Executed on _________________, 19__, at ___________________, California.

                                          "TENANT"

                                          VIKING OFFICE PRODUCTS, INC.,
                                          a California corporation


                                          By_________________________________


                                          By_________________________________

                                   EXHIBIT E

                                    RELEASE
                                    -------


                            Voluntary Participation
                            -----------------------

     1.   I, _________________________________________________________,
acknowledge that I have voluntarily applied to enter the Exercise Room at the premises of HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation, located at 879 West 190th Street, Los Angeles, California, known as Andrex Point. I acknowledge that I have received a copy of the Exercise Room Rules & Regulations and Equipment Operation. Furthermore, I agree to abide by all rules and regulations of the Exercise Room.

                               Assumption of Risk
                               ------------------

     2. I AM AWARE THAT THIS EXERCISE ROOM AND EXERCISE ACTIVITIES INVOLVE POSSIBLE HAZARDS. I AM VOLUNTARILY ENTERING THE EXERCISE ROOM AND USING THE FACILITIES WITH KNOWLEDGE OF THE DANGER INVOLVED, AND HEREBY AGREE TO ACCEPT ANY AND ALL RISKS OF INJURY OR DEATH.

                                    Release
                                    -------

     3. In consideration of permission to use and be present in the Exercise Room, I hereby agree that I will not make a claim, demand, sue, or attach the property of HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation, Cushman & Wakefield of California, Inc., any other property management firm engaged by Landlord, Landmark Management, Inc., any supplier of any of the equipment of the Exercise Room, or any of their respective shareholders, officers, directors, employees, agents, legal counsel and other advisors (collectively, the "Releasees"), for injury, damage or death resulting from my
                    ---------
presence in or use of the Exercise Room, including, without limitation, those arising from the negligent or grossly negligent acts or omissions of any Releasee. I hereby release and discharge each Releasee from any and all claims, demands, liabilities, judgments, expenses, including, without limitation, attorneys' fees and costs, of whatever nature and kind, whether known or unknown, which I may at any time have against any Releasee arising out of my presence in or use of the Exercise Room, including, without limitation, those arising from the negligent or grossly negligent acts or omissions of any Releasee.

     It is my intention that this Release will be effective with respect to each and every claim, demand, liability, judgment, cause of action and expense specified above, and in furtherance of this intention, I waive all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have affected his settlement with the debtor."

     The terms and provisions of this Release shall be binding upon and benefit the respective successors and assignees, heirs, distributees, guardians, and legal representatives of the undersigned and Releasee.

                        Knowing and Voluntary Execution
                        -------------------------------

     4. I HAVE CAREFULLY READ THIS AGREEMENT AND FULLY UNDERSTAND ITS CONTENTS. I AM AWARE THAT THIS IS A RELEASE OF LIABILITY AND A CONTRACT BETWEEN MYSELF AND HYUNDAI MERCHANT MARINE (AMERICA), INC., A CALIFORNIA CORPORATION, AND SIGN IT OF MY OWN FREE WILL.

     Executed on _________________, 19__, at ___________________, California.

                                          RELEASOR


                                          ___________________________________

                                   EXHIBIT F

                       TENANT IMPROVEMENT WORK AGREEMENT
                       ---------------------------------


     This Agreement is entered into as of the 10th day of July, 1995, by and between HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation

("Landlord"), and VIKING OFFICE PRODUCTS, INC., a California corporation
- ----------
("Tenant").
- --------

     Whereas, Landlord and Tenant are executing, simultaneously with this Agreement, a written lease (the "Lease") covering the premises located at 879
                                 -----
West 190th Street, Los Angeles, California, Suite Nos. 1080, 1100 and 1200 (the "Premises").
 --------

     Whereas, Landlord and Tenant desire to enter into an agreement regarding the preparation of the Premises for occupancy by Tenant.

     Now, therefore, to induce Landlord and Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:


     1. PREPARATION OF PLANS. On or before July 17, 1995, Tenant shall submit to Landlord complete space design drawings prepared by Tenant's architect (the

"Space Plans") showing all tenant improvements which Tenant desires to install
- ------------
for its use of the Premises. Promptly after Landlord's receipt of the Space Plans, Landlord shall solicit the construction bids of at least three contractors. Landlord shall select the contractor to complete such tenant improvements, subject to the approval of Tenant.

     Tenant's architect shall submit definitive construction drawings to the City of Los Angeles not later than August 15, 1995, and shall assist Landlord in meeting the other deadlines set forth in the attached construction schedule.

     The approval by Landlord of the Space Plans, the construction drawings or any changes thereto, or any suggestions with respect thereto, shall not constitute an opinion or representation with respect to the sufficiency thereof or impose any present or future liability or responsibility upon Landlord.

     Any redrawing of and any changes requested in the Space Plans or the construction drawings by Tenant after Tenant's prior approval shall be at Tenant's sole cost and expense. All such changes are expressly subject to Landlord's prior written approval.


     2. GOVERNMENTAL APPROVALS. The Space Plans and the construction drawings (collectively, the "Plans"), and the work contemplated thereby, shall comply
                    -----
with the requirements of all governmental departments and agencies having jurisdiction and the Board of Underwriters, Fire Rating Bureau, and other similar body and the cost of all work required to bring the Premises, as proposed to be improved pursuant to the Plans, into such compliance (including the cost of installing energy efficient light fixtures and seismic upgrades) shall be included within the Costs (as that term is defined below).

     Landlord will cause the approved Plans to be filed with the appropriate governmental agencies in such form as may be required and obtain the necessary permits for the work to be performed pursuant hereto.

     3. CONSTRUCTION. Immediately upon approval of the Plans and the obtaining of any required permits therefor, Landlord, subject to the other terms and conditions of this Agreement and the Lease, shall proceed diligently to cause the construction of the improvements in accordance with the approved Plans (the "Work") to be completed on or before the Commencement Date of the Lease,
      ----
except if Landlord is prevented and delayed from so doing by reason of fire, earthquake, inclement weather or other acts of God, acts of the public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of materials or labor or any other cause beyond the control of Landlord.


     4. PAYMENT OF COSTS. Tenant shall reimburse Landlord for all costs and expenses relating to obtaining necessary permits and completing the Plans and the Work (the "Costs"), provided, however, (i) Landlord shall provide a tenant
               -----    --------  -------
improvement allowance not to exceed the sum of $3.36 per usable square foot of the Premises (the "Tenant Improvement Allowance"), and (ii) Tenant shall pay
                   ----------------------------
directly all space planning and architectural costs owing to Tenant's architect.

     On or prior to the date on which the contractor commences construction, Tenant shall pay to Landlord an amount equal to 50% of the excess of the estimated total cost of completion of the Work over the Tenant Improvement Allowance. An amount equal to 40% of such excess shall be paid by Tenant to Landlord upon substantial completion of the Work, and the remaining 10% of such excess shall be paid upon completion of the punch list items.

     If the Costs are estimated to exceed the amount originally estimated by Landlord, Landlord shall promptly furnish Tenant with written estimates of such Costs. If Tenant shall fail to approve or disapprove in writing such estimates in their entirety within five (5) business days from receipt thereof, Landlord shall deem that the estimates are disapproved in all respects by Tenant, and Landlord shall delay commencement of all Work, notify Tenant of potential delays in completion and potential additional costs, which delays and additional costs shall be the sole responsibility of Tenant, and in such event, Tenant shall be responsible for rent and all other obligations set forth in the Lease from the Commencement Date set out on page 1 of the Lease regardless of whether or not the work in the Premises is substantially complete as of such date. If Tenant disapproves or is deemed to have disapproved such estimates, Tenant shall immediately meet with Landlord and/or Landlord's construction manager (the "Construction Manager") to revise the Plans to an extent that the Costs are
- ---------------------
reduced to an amount which is either within the amount originally estimated or to an amount in excess of the amount originally estimated which is acceptable to Tenant. If, however, Tenant approves in writing such estimates as furnished by Landlord within said five (5) business-day period or approves revisions thereto based on revisions to the Plans as provided herein, Tenant shall pay Landlord the actual Costs in excess of the amount originally estimated, as follows:

          (a) an amount equal to fifty percent (50%) of the Costs in excess of the amount originally estimated shall be paid to Landlord before commencement of any Work; and

          (b) an amount equal to the unpaid balance of the total actual Costs in excess of the amount originally estimated shall be paid to Landlord upon substantial completion of the Work.

     Tenant shall pay, upon receipt of Landlord's invoice therefor, a construction management fee to Landlord equal to Landlord's actual construction management costs (not to exceed 5% of the total Costs). Landlord may withhold and pay such fee from the Tenant Improvement Allowance.

     In addition to the Tenant Improvement Allowance, Landlord shall recarpet the Premises with the building standard carpet. Landlord agrees that Tenant may remove the curved wall on the 10th floor as part of the Work and that such curved wall shall not be restored upon termination of the Lease.

     5. COMMENCEMENT OF RENT. Tenant's obligations under the Lease shall not commence until Landlord shall have substantially completed the Work as determined by the Construction Manager or such other party appointed by Landlord to supervise the performance of the Work; provided, however, that if Landlord
                                          --------  -------
shall be delayed in substantially completing such Work as a result of any one or more of the following:

          (a) Tenant's failure to devote the time or furnish information required in connection with the Work; or

          (b) Tenant's failure to approve cost estimates for the Work within the time period specified in Section 4 hereof; or
                              ---------

          (c) Tenant's changes in the Work or the Plans relating thereto (notwithstanding Landlord's approval of any such changes); or

          (d) any other act or omission by Tenant or its agents;

then and in any such event, Tenant's obligations, including, without limitation, the payment of rent, under the Lease as provided for in the Lease shall not be affected or deferred on account of such delay.


     6. ALTERNATE COMMENCEMENT DATE. If Landlord is able to cause the Premises to be Ready for Occupancy (as hereinafter defined) prior to the Commencement Date of the Lease or if Landlord is unable to cause the Premises to be Ready for Occupancy by the Commencement Date for reasons other than those set out in subsections (a) through (d) of Section 5 above, the Commencement Date of
       ---------------         ---    ---------
the Lease shall be on the first date the Premises are Ready for Occupancy. In the event the Commencement Date set out on page 1 of the Lease is changed as provided in this Section 6, then (i) if the Premises are Ready for Occupancy
                 ---------
prior to the Commencement Date set out on page 1 of the Lease, the Commencement Date shall be adjusted as provided in this Section 6 and the Rent Commencement
                                           ---------
Date shall be adjusted so that the number of months between the Commencement Date and the Rent Commencement Date as adjusted shall be the same as the number of months between the Commencement Date and the Rent Commencement Date shown on page 1 of the Lease; provided, however, the Expiration Date shall remain as set
                     --------  -------
out on page 1 of the Lease, or (ii) if the Premises are Ready for Occupancy after the Commencement Date set out on page 1 of the Lease, the Expiration Date of the initial term of the Lease shall be extended by the number of days between the Commencement Date set out on page 1 of the Lease and the Commencement Date as adjusted by this Section 6 such that the initial term of the Lease extends
                    ---------
for the number of months set out on page 1 of the Lease and the Rent Commencement Date shall be similarly adjusted. In either such event, Tenant and Landlord shall execute a Memorandum of Commencement Date in the form attached as

Exhibit G to the Lease, in which the parties specify the Commencement Date and
- ---------
the Expiration Date of the initial term of the Lease and the Rent Commencement Date.

     "Ready for Occupancy" as used herein shall mean the date on which Landlord
      -------------------
shall have substantially completed all of the Work outlined in this Agreement based solely on either the issuance of a Temporary Certificate of Occupancy (or its equivalent) for the Premises or a certificate from the Construction Manager, or such other party appointed by Landlord to supervise the performance of the Work, certifying substantial completion of the Work. Landlord agrees to use reasonable efforts to provide Tenant with at least ten (10) days prior notice of the date the Premises are expected to be Ready for Occupancy. Landlord's undertaking to provide ten (10) days prior notice to Tenant shall not change, alter or otherwise affect Tenant's obligations under the Lease to take occupancy of the Premises when the same are Ready for Occupancy.

     7. ACCESS BY TENANT PRIOR TO THE COMMENCEMENT DATE. Upon reasonable request and prior notice of Tenant, Landlord shall permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date in order that Tenant may make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to the Commencement Date, such permission shall constitute a license only and not a lease and such license shall be conditioned upon (i) Tenant's working in harmony and not interfering with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers in doing the Work, or Landlord's work in the Building or with other tenants and occupants of the Building, and (ii) Tenant's furnishing Landlord with such insurance and other security as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for any reason upon twenty-four (24) hours written notice to Tenant. Tenant agrees that Landlord shall not be liable in any way for any injury or damage of, or loss to, any of Tenant's property placed on, or installations made in, the Premises prior to the commencement of the term of the Lease, the same being at Tenant's sole risk, and Tenant agrees to protect, defend, indemnify and hold harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Project.


     8. TENANT DEFAULT. If Tenant fails to perform any of its obligations under this Agreement, Landlord may, at its option, declare a default under the Lease and terminate the Lease by written notice to Tenant. If Landlord so terminates the Lease, and without limitation of Landlord's other remedies provided under the Lease or by law, equity or otherwise, Tenant shall pay Landlord the full amount of all expenses incurred by Landlord in connection with this Agreement and the Work.


     9.   MISCELLANEOUS.

          (a) Except to the extent otherwise indicated herein, the initially capitalized terms used in this Agreement shall have the meanings assigned to them in the Lease.

          (b) The terms and provisions of this Agreement are intended to supplement and are specifically subject to all the terms and provisions of the Lease. In the event of conflict between the terms of this Agreement and the Lease, then the provisions of the Lease shall govern, except for the provisions contained in the Memorandum of Commencement Date provided for in Section 6 hereof, which shall supersede the Lease with respect to
            ---------
     all matters contained therein.

          (c) Within fifteen (15) days after the Commencement Date, Landlord's contractor and Tenant shall inspect the Premises and jointly complete a "punch list" of incomplete or defective work and thereafter Landlord shall exercise due diligence to cause such punch list items to be completed.

          (d) This Agreement may not be amended or modified other than by supplemental written agreement executed by authorized representatives of the parties hereto.

          (e) Tenant shall not be entitled to any credits, whether in the form of materials, rent credits or money, for any unused portion of the Tenant Improvement Allowance.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LESSOR:                               LESSEE:

HYUNDAI MERCHANT MARINE (AMERICA),    VIKING OFFICE PRODUCTS, INC., a California
INC., a California corporation        corporation


By:___________________________        By:___________________________


Its___________________________        Its___________________________


                                      By:___________________________


                                      Its___________________________

                                   EXHIBIT G

                        MEMORANDUM OF COMMENCEMENT DATE
                        -------------------------------


     This Memorandum of Commencement Date is entered into on this _____ day of __________________, 19__, by and between HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation ("Landlord"), and VIKING OFFICE PRODUCTS, INC., a
                                 --------
California corporation ("Tenant").
                         ------

     Whereas, Landlord and Tenant are parties to a written lease (the "Lease"),
                                                                       -----
dated as of July 10, 1995, covering the premises located at 879 West 190th Street, Los Angeles, California, Suite Nos. 1080, 1100 and 1200 (the

"Premises"), and that certain Tenant Improvement Work Agreement (the "T.I.
 --------                                                             ----
Agreement") providing for the preparation of the Premises for Tenant's
- ---------
occupancy.

     Whereas, the Work (as defined in the T.I. Agreement) has been completed and Landlord and Tenant wish to confirm the date the Premises were Ready for Occupancy (as defined in T.I. Agreement) and certain other dates provided in the Lease as required under Section 6 of the T.I. Agreement.
                        ---------

     Now, therefore, in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

     1. The Premises was Ready for Occupancy and delivered by Landlord to Tenant and such Premises was accepted by Tenant, subject to Tenant's right under

Section 9(c) of the T.I. Agreement to prepare a "punch list" of incomplete or
- ------------
defective work, on the _____ day of _______________, 19__, which date shall constitute the Commencement Date of the Lease.

     2. Pursuant to the terms of the T.I. Agreement, certain other dates provided in the Lease may be subject to adjustment. Landlord and Tenant hereby acknowledge and confirm the following dates with regard to the Lease:

     Commencement Date:  _____________________, 19__

     Expiration Date:  ______________________, 19__

     Rent Commencement Date:  _____________________, 19__

     Except as specifically modified herein, all other terms and conditions of the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the day and year first above written.



HYUNDAI MERCHANT MARINE (AMERICA),         VIKING OFFICE PRODUCTS, INC., a
INC., a California corporation             California corporation


By:___________________________
                                            By:___________________________
          "Landlord"

                                            By:___________________________

                                                         "Tenant"

                                   EXHIBIT H

                CERTIFIED COPY OF CORPORATE RESOLUTION TO LEASE
                -----------------------------------------------


     The undersigned, as Secretary of VIKING OFFICE PRODUCTS, INC. , a

corporation organized and existing under the laws of the state of California,

hereby certifies that at a meeting of the Board of Directors of such corporation, duly called and held on the _____ day of ______________, 19__, at which meeting a quorum of said Board was present and acting throughout, the following resolution was duly adopted by the unanimous vote of all the Directors present, and the same has not since been rescinded or modified, and is presently in full force and effect:

     WHEREAS, this corporation desires to enter into a lease (the "Lease") with
                                                                   -----
     HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation

     ("Landlord") wherein Landlord will lease to this corporation as tenant the
     ----------
     premises commonly known as 879 West 190th Street, Los Angeles, California, Suite Nos. 1080, 1100 and 1200;

     NOW, THEREFORE, BE IT RESOLVED, that the President, any Vice President, any Assistant Vice President, the Secretary, the Treasurer or any Assistant Secretary or Assistant Treasurer of this corporation, acting together or any one acting alone, be, and they hereby are, authorized on behalf of and in the name of this corporation to enter into the Lease, for such time and upon such terms as such officers, or any one of them acting alone, may agree upon in their or his discretion.

     RESOLVED FURTHER, that the President, any Vice President, any Assistant Vice President, the Secretary, the Treasurer or any Assistant Secretary or Assistant Treasurer of this corporation are authorized to execute the Lease, and such other instruments or documents as such officer or officers in their discretion may deem necessary or desirable in connection with such Lease.

     RESOLVED FURTHER, that this corporation ratifies the actions previously taken by the officers of this corporation, or any one of them acting alone, in connection with the obtaining of said Lease, actions taken to comply with requirements of Landlord, and all other actions taken incidental thereto.

     RESOLVED FURTHER, that the authority conferred upon the aforesaid officers by this resolution shall remain in full force and effect until written notice of revocation by further resolution of the Board of Directors shall have been received by said Landlord, and that a copy of this resolution certified by the Secretary be delivered to said Landlord.

     The undersigned further certifies that the officers of this corporation hereunder set forth have been duly elected and hold the offices specified with this corporation, and that the signature set forth beside each person's name is the true signature of such person.

       TITLE                     TYPED NAME                    SIGNATURE


____________________ _______________________________  ________________________

____________________ _______________________________  ________________________

____________________ _______________________________  ________________________


     IN WITNESS WHEREOF, this certification has been signed on behalf of this corporation by its Secretary as of this _____ day of _________________, 19__.



                              ____________________________________

                                         Secretary



     [corporate seal]

                                   EXHIBIT I

                           [Intentionally left blank]

                                   EXHIBIT J

                               ADDENDUM TO LEASE
                               -----------------


     This Addendum is attached to and made a part of that certain Lease, dated as of July 10, 1995, between HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation, as Landlord, and VIKING OFFICE PRODUCTS, INC., a California corporation, as Tenant.

     The following provisions amend and, to the extent of any conflict, supersede the provisions of the aforementioned Lease:


     1. OPTIONS TO EXTEND AT MARKET RENT. Provided that (1) Tenant is not in default under any of the terms of this Lease at the time of exercise of each option or at the expiration of the term of this Lease nor has an event occurred which upon notice or lapse of time, or both, would create a default, and (2) Tenant has not assigned this Lease nor sublet the Premises in whole or in part, Tenant shall have two options to extend the term of this Lease for an additional period of one year each.

     Should Tenant exercise such option, the terms and conditions shall be in accordance with the terms and conditions of the Lease, except for the amount
                                                       ------
determined to be the market rent as provided herein.

     Rent to be paid by the Tenant to the Landlord for the extended term shall be the market rent for similar space in comparable buildings in the Los Angeles/South Bay area as determined by Landlord at the time each option to extend is exercised; provided, however, that in no such event shall the monthly
                     --------  -------
rental be decreased below the monthly rental then in effect under this Lease. The criteria for the establishment of market rent (the "Criteria") shall
                                                        --------
include, but not be limited to, rental rate escalation provisions, expense recapture and security deposit requirements as necessary to reflect the then prevailing market conditions. To exercise each option, Tenant must give notice in writing of its election to exercise such option to Landlord a minimum of one hundred-twenty (120) days and a maximum of two hundred-ten (210) days prior to the expiration of the initial term of this Lease. Landlord shall have sixty
(60) days from the date of receipt of Tenant's notice to advise Tenant of Landlord's determination of market rent for the extended period.

     Upon Tenant's receipt of notice from Landlord as to Landlord's determination of market rent, Tenant shall have thirty (30) days to notify Landlord in writing that it accepts such determination or that Tenant rejects such determination (in which latter case, Tenant shall simultaneously notify Landlord of Tenant's determination of the market rent). Tenant's failure to respond within such thirty (30) day period shall be deemed an acceptance of Landlord's determination of market rent and the Lease shall thereupon be extended for an additional one-year period at a rental rate equal to Landlord's determination of market rent.

     If Tenant rejects the rental rate, as provided above, Landlord and Tenant shall forthwith attempt in good faith to agree upon the market rent. If Landlord and Tenant fail to reach agreement on such market rent within thirty
(30) days after the date of rejection (such date, the "Outside Agreement Date"),
                                                       ----------------------
then each party's determination shall be submitted to appraisal in accordance with the appraisal provisions set forth in Section 2 below.
                                           ---------

     2.   APPRAISAL PROVISIONS.

     (i) Landlord and Tenant shall each appoint a real estate appraiser who shall be an individual of substantial experience and qualifications in commercial real estate appraisal for mid-rise or high-rise office buildings in the Los Angeles/South Bay area and who shall have been active in such appraisal activities over the five (5) year period ending on the date of such appointment. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's determination of market rent is the closer to the actual fair market rental (considering the Criteria referred to in Section 1
                                                                   ---------
above). Each such appraiser shall be appointed within fifteen (15) days after the Outside Agreement Date.

     (ii) The two appraisers so appointed shall within fifteen (15) days of the date of the appointment of the second appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria referred to in paragraph (i) above.
- -------------

     (iii) The three appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Landlord's or Tenant's determination of market rent, and shall notify Landlord and Tenant thereof, whereupon the Lease shall be extended for an additional one-year period at a rental rate equal to the market rate, as so decided by the appraisers.

     (iv) The decision of the majority of the three appraisers shall be binding upon Landlord and Tenant.

     (v) If either Landlord or Tenant fails to appoint an appraiser within the time period specified in paragraph (i) above, the appraiser appointed by one of
                         -------------
them shall reach a decision based upon the same procedures as set forth above

(i.e., by selecting either Landlord's or Tenant's determination of market rent),
- -----
and shall notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

     (vi) If the two appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association based upon the same procedures as set forth above (i.e.,
                                                                           ----
by selecting either Landlord's or Tenant's determination of market rent).

     (vii) The cost of appraisal (and, if necessary, arbitration) shall be paid by Landlord and Tenant equally.


     3. PARKING. Landlord shall provide Tenant with four (4) parking spaces per 1,000 usable square feet for the term of the Lease (including renewal periods) at no additional cost, including nine designated parking spaces for the exclusive use of Tenant (as shown on the attached diagram).


     4. RIGHT OF FIRST OFFER. During the first twelve months of the initial term of the Lease, so long as Tenant is not in default under the Lease, Tenant shall have an option, exercisable by written notice delivered to Lessor, to lease any available space on the tenth floor of the building (the "available
                                                                   ---------
space") in accordance with the provisions of this Lease, except that the Base
- -----
Monthly Rent for the available space shall be the prevailing market rent as determined in accordance with the provisions of Section 1 above (but in no event
                                                ---------
shall the Base Monthly Rent be less than the Base Monthly Rent in effect at the time of exercise of such option). Notwithstanding the foregoing, in the event that Landlord desires to lease the available space (or any portion thereof) to a prospective tenant (other than Tenant), Tenant shall have an option (during the first twelve months of the initial term of the Lease and so long as Tenant is not in default under the Lease) to lease the available space (or portion thereof) offered to such prospective tenant for a period of 10 days after Tenant receives Landlord's notice of its intent to offer the available space (or portion thereof) to a prospective tenant (other than Tenant). In the event that Tenant fails to exercise its option, as provided in the preceding sentence, Tenant's option to lease the available space (or portion thereof) offered by Landlord to such prospective tenant shall be subject and subordinate to Landlord's right to lease the available space (or portion thereof) to such prospective tenant (and if such prospective tenant leases the available space (or portion thereof), Tenant's option rights under this Section 4 with respect to the available space (or
                         ---------
portion thereof) leased by such prospective tenant shall terminate). In the event that Tenant exercises its option under this Section 4, the Base Monthly
                                                  ---------
Rent and additional rent for the available space shall commence on the date Landlord delivers to Tenant free of other tenants and occupants the available space with respect to which Tenant has exercised its option. Tenant shall submit its plans and specifications for such additional space not later than 30 days after it gives notice exercising its option. Promptly after Tenant exercises its option the parties shall enter into an amendment to this Lease which incorporates the available space as part of the Premises. Tenant shall construct and bear the costs of construction of any improvement to such available space which Tenant may desire, subject to execution of a mutually acceptable tenant improvement work agreement with Landlord. Any such improvements shall be subject to Landlord's prior written approval.


     5. MONUMENT SIGNAGE AND BUILDING DIRECTORY. Tenant shall be granted the right to place its name on the building monument signs located on the 190th Street and Vermont Avenue frontages, provided that such placement shall be subject to Landlord's reasonable aesthetic requirements. Tenant shall be provided with 10 lines in the building's lobby directory.


     6. NON-DISTURBANCE AGREEMENT. Landlord shall use its commercially reasonable efforts to obtain a non-disturbance agreement (acceptable to Landlord and Tenant) from the current lender or any future lenders and/or ground lessors of the building parcel.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of July 10, 1995.

HYUNDAI MERCHANT MARINE (AMERICA),         VIKING OFFICE PRODUCTS, INC., a
INC., a California corporation                  California corporation


By:___________________________
                                            By:___________________________
         "Landlord"

                                            By:___________________________

                                                       "Tenant"

                                   EXHIBIT F

             AMENDED AND RESTATED TENANT IMPROVEMENT WORK AGREEMENT
             ------------------------------------------------------


     This AMENDED AND RESTATED TENANT IMPROVEMENT WORK AGREEMENT (this

"Agreement") is entered into as of the 31st day of August, 1995, by and between
- ----------
HYUNDAI MERCHANT MARINE (AMERICA), INC., a California corporation ("Landlord"),
                                                                    --------
and VIKING OFFICE PRODUCTS, INC., a California corporation ("Tenant").
                                                             ------

     WHEREAS, Landlord and Tenant have entered into a written office lease, dated as of July 10, 1995 (the "Lease"), covering certain premises located in
                                -----
the City of Los Angeles and whose mailing address is 879 West 190th Street, Suite Nos. 1080, 1100 and 1200, Gardena, California 90248 (the "Premises").
                                                                --------

     WHEREAS, in connection with the Lease, Landlord and Tenant also entered into a written Tenant Improvement Work Agreement, dated as of July 10, 1995 (the "Original TI Work Agreement"), pertaining to the preparation of the Premises for
 --------------------------
occupancy by Tenant.

     WHEREAS, Landlord and Tenant now desire to amend and restate the Original TI Work Agreement in its entirety, and to amend the Lease, in each case, as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

             AMENDED AND RESTATED TENANT IMPROVEMENT WORK AGREEMENT

     Landlord and Tenant hereby agree to amend and restate the Original TI Work Agreement in its entirety as set forth below, and to replace the Exhibit F originally attached to the Lease with this Agreement:

     1. PREPARATION AND APPROVAL OF PLANS. Space design drawings prepared by Tenant's architect (the "Space Plans") showing all tenant improvements which
                         -----------
Tenant desires to install for its use of the Premises have been completed and approved by Landlord's construction manager ("Landlord's Construction Manager").
                                              -------------------------------
Definitive construction drawings pertaining to such improvements have been submitted to and approved by the City of Los Angeles, and Tenant has obtained all permits required for the commencement of construction of such improvements. The construction schedule pertaining to completion of such improvements (the

"Construction Schedule") has been approved by Landlord's Construction Manager
- ----------------------
and is attached hereto.

     2.  GOVERNMENTAL APPROVALS.   The Space Plans and the construction drawings
(collectively, the "Plans"), and the work contemplated by this Agreement, shall
                    -----
comply with the requirements of all governmental departments and agencies having jurisdiction and the Board of Underwriters, Fire Rating Bureau, and other similar body and the cost of all work required to bring the Premises, as proposed to be improved pursuant to the Plans, into such compliance (including the cost of installing energy efficient light fixtures and seismic upgrades) shall be included within the Costs (as that term is defined below).

     Tenant shall obtain the necessary permits for the work to be performed pursuant hereto, and shall complete all aspects of the Work in accordance with all applicable laws and permits. Tenant shall be responsible for obtaining temporary and will cooperate with Landlord in obtaining final certificates of occupancy for the Premises upon completion of construction.

     3. CONSTRUCTION. Tenant, subject to the other terms and conditions of this Agreement and the Lease, shall proceed diligently to cause the construction of the improvements in accordance with the approved Plans and the Construction Schedule (the "Work") to be completed on or before the Commencement Date of the
               ----
Lease, except if Tenant is prevented and delayed from so doing by reason of fire, earthquake, inclement weather or other acts of God, acts of the public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of materials or labor, unreasonable delay or interference on the part of Landlord or Landlord's Construction Manager or any other cause beyond the control of Tenant.

     All aspects of the Work (including the selection of contractors, subcontractors, suppliers, vendors, materials and equipment) shall be subject to the prior approval of Landlord. In furtherance of the foregoing, prior to commencing construction, Tenant shall submit to Landlord's Construction Manager a list of the contractors, subcontractors, suppliers and vendors (the "Contractors") which will provide labor, materials or equipment in connection
- ------------
with completion of the Work (together with such information regarding the Contractors' qualifications and experience as Landlord's Construction Manager may request). All Contractors selected by Tenant shall be subject to the prior reasonable approval of Landlord's Construction Manager. Tenant shall enter into a construction contract (the "Construction Contract") with a general contractor
                              ---------------------
approved by Landlord's Construction Manager. Landlord hereby consents to Tenant's selection of Innerspace Constructors, Inc., as general contractor, and to Tenant's selection of Electrical Construction Company, as electrical subcontractor. The Plans, the Construction Schedule, the Construction Contract and all other material construction agreements and documents (collectively, the "Construction Documents") shall be in form and substance reasonably acceptable
 ----------------------
to Landlord's Construction Manager. Tenant shall not amend, modify or supplement any Construction Document without the prior written approval of Landlord's Construction Manager (not to be unreasonably withheld or delayed).

     Landlord shall have complete access to all Construction Documents and shall have the right to inspect all aspects of the Work.

     The approval by Landlord and/or Landlord's Construction Manager of the Contractors, the Construction Documents, any changes thereto or any suggestions with respect thereto shall not constitute an opinion or representation with respect to the sufficiency thereof or impose any present or future liability or responsibility upon Landlord or Landlord's Construction Manager.

     Tenant shall be responsible for obtaining the waiver or release of any and all liens or encumbrances affecting the Premises or the Project which may arise in connection completion of the Work.

     All improvements made in connection with the Work (other than telephone switching and data processing equipment) shall, upon installation, become the property of Landlord and shall be left in place in the Premises upon termination of the Lease.

     4. PAYMENT OF COSTS. Tenant shall pay directly for all costs and expenses relating to completing the Work (the "Costs"), provided, however, Landlord shall
                                      -----    --------  -------
provide a tenant improvement allowance not to exceed the sum of $3.36 per usable square foot of the Premises (the "Tenant Improvement Allowance") following
                                  ----------------------------
receipt by Landlord of written acknowledgement from Tenant and Landlord's Construction Manager that substantial completion of the Work has been achieved in accordance with the requirements of this Agreement.

     Tenant shall pay, upon receipt of Landlord's invoice therefor, a construction management fee to Landlord equal to Landlord's actual construction management costs (not to exceed 5% of the total Costs (exclusive of amounts paid by Tenant to its architect and its construction manager)). Landlord may withhold and pay such fee from the Tenant Improvement Allowance.

     In addition to the Tenant Improvement Allowance, Landlord shall recarpet the Premises with the building standard carpet. Landlord agrees that Tenant may remove the curved wall on the 10th floor as part of the Work and that such curved wall shall not be restored upon termination of the Lease.

     5.  COMMENCEMENT OF RENT.  Except as otherwise provided in Section 6 below,
                                                                ---------
(i) Tenant's obligations under the Lease shall commence on the Commencement Date set forth in Section 1(h)(1) of the Lease even if the Work is not completed
             ---------------
and/or the Premises are not Ready for Occupancy (as defined below) by said Commencement Date, and (ii) Tenant's obligation to pay rent shall commence on the Rent Commencement Date set forth in Section 1(h)(3) of the Lease, even if
                                        ---------------
the Work is not completed and/or the Premises are not Ready for Occupancy (as defined below) by said Rent Commencement Date.

     In consideration of this Agreement, Tenant and Landlord hereby agree that the last three sentences of Section 3 of the Lease are hereby deleted in their entireties.

     6. ALTERNATE COMMENCEMENT DATE. If Tenant is able to cause the Premises to be Ready for Occupancy (as hereinafter defined) prior to the Commencement Date of the Lease or if Tenant is unable to cause the Premises to be Ready for Occupancy by the Commencement Date for any reason referred to in the first paragraph of Section 3 above, the Commencement Date of the Lease shall be on the
             ---------
first date that Tenant is able to cause the Premises to be Ready for Occupancy. In the event the Commencement Date set out on page 1 of the Lease is changed as provided in this Section 6, then (i) if the Premises are Ready for Occupancy
                 ---------
prior to the Commencement Date set out on page 1 of the Lease, the Commencement Date shall be adjusted as provided in this Section 6 and the Rent Commencement
                                           ---------
Date shall be adjusted so that the number of months between the Commencement Date and the Rent Commencement Date as adjusted shall be the same as the number of months between the Commencement Date and the Rent Commencement Date shown on page 1 of the Lease; provided, however, the Expiration Date shall remain as set
                     --------  -------
out on page 1 of the Lease, or (ii) if the Premises are Ready for Occupancy after the Commencement Date set out on page 1 of the Lease, the Expiration Date of the initial term of the Lease shall be extended by the number of days between the Commencement Date set out on page 1 of the Lease and the Commencement Date as adjusted by this Section 6 such that the initial term of the Lease extends
                    ---------
for the number of months set out on page 1 of the Lease and the Rent Commencement Date shall be similarly adjusted. In either such event, Tenant and Landlord shall execute a Memorandum of Commencement Date in the form attached as Exhibit G to the Lease, in which the parties specify the Commencement Date and
- ---------
the Expiration Date of the initial term of the Lease and the Rent Commencement Date.

     "Ready for Occupancy" as used herein shall mean the date on which Tenant
      -------------------
shall have substantially completed all of the Work outlined in this Agreement based solely on either the issuance of a Temporary Certificate of Occupancy (or its equivalent) for the Premises or a certificate from Landlord's Construction Manager, or such other party appointed by Landlord to supervise the performance of the Work, certifying substantial completion of the Work. Tenant agrees to use reasonable efforts to provide Landlord with at least ten (10) days prior notice of the date the Premises are expected to be Ready for Occupancy.

     7. ACCESS BY TENANT PRIOR TO THE COMMENCEMENT DATE. Upon reasonable prior notice of Tenant, Landlord shall permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date in order that Tenant may make the Premises ready for Tenant's use and occupancy. Such permission shall constitute a license only and not a lease and such license shall be conditioned upon (i) Tenant's working in harmony and not interfering with Landlord and contractors, workmen, mechanics and suppliers in doing the Work, or Landlord's work in the Building or with other tenants and occupants of the Building, and (ii) Tenant's furnishing Landlord with such insurance and other security as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for any reason upon twenty-four (24) hours written notice to Tenant. Tenant agrees that Landlord shall not be liable in any way for any injury or damage of, or loss to, any of Tenant's property placed on, or installations made in, the Premises prior to the commencement of the term of the Lease, the same being at Tenant's sole risk, and Tenant agrees to protect, defend, indemnify and hold harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Project.

     8.  INSURANCE REQUIREMENTS.   Tenant shall cause each Contractor, Tenant's
construction manager and architect to obtain liability and property insurance from insurance carriers acceptable to Landlord and in such amounts and otherwise on such terms and conditions as shall be acceptable to Landlord in order to protect Landlord against all risks which may arise in connection with completion of the Work. In furtherance of the foregoing, Landlord shall be named as the loss payee under each such policy of insurance covering property, and Landlord, Landlord's Construction Manager, Cushman & Wakefield of California, Inc., and Landmark Management, Inc. shall be named as additional insureds under each such policy of liability insurance.

     9. INDEMNITY. Tenant agrees that each of Landlord, Landlord's Construction Manager, Cushman & Wakefield of California, Inc., Landmark Management, Inc. and their respective shareholders, officers, directors, employees, agents and counsel (collectively, the "Indemnitees") shall not be
                                                  -----------
liable in any way for any injury or damage of, or loss to, any of Tenant's property placed on, or installations made in, the Premises prior to the completion of the Work, the same being at Tenant's sole risk. Tenant shall indemnify and hold harmless each Indemnitee, and at such Indemnitee's option, defend such Indemnitee from any and all legal and equitable claims, demands, causes of action, liabilities, obligations, costs and expenses (including reasonable attorneys' fees, court costs and litigation expenses) of any kind arising out of the activities of Tenant or its employees or agents, contractors, subcontractors, architects, suppliers or workmen in or about the Premises or the Project or the performance of the Work. In addition, Tenant shall indemnify and hold harmless each Indemnitee, and at such Indemnitee's option, defend such Indemnitee from any and all costs and expenses incurred in connection with the nonpayment of any mechanic, materialman or other entity or person providing goods or services in connection with the Work and/or in connection with the release of any mechanic's, materialman's or similar lien or encumbrance affecting the Premises or the Project. Tenant's obligations under this Section
                                                                        -------
9 shall not be limited to the amounts of coverage of insurance maintained or
- -
required to be maintained by Tenant under this Lease. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by any Indemnitee against Tenant under this indemnity and that each Indemnitee shall be indemnified by Tenant to the full extent permitted by law.

     10. TENANT DEFAULT. If Tenant fails to perform any of its obligations under this Agreement, Landlord may, at its option, declare a default under the Lease and terminate the Lease by written notice to Tenant. If Landlord so terminates the Lease, and without limitation of Landlord's other remedies provided under the Lease or by law, equity or otherwise, Tenant shall pay Landlord the full amount of Landlord's damages associated with Tenant's nonperformance of this Agreement and all expenses incurred by Landlord in connection with the Lease, this Agreement and the Work, including all broker's commission paid or payable in connection with the Lease and all attorneys' fees (including the cost to Landlord of preparing the Lease and this Agreement), and all costs incurred by Landlord in reviewing and supervising the Construction Documents and/or the Work.

     11.  MISCELLANEOUS.

          a. Except to the extent otherwise indicated herein, the initially capitalized terms used in this Agreement shall have the meanings assigned to them in the Lease.

          b. Within fifteen (15) days after the Commencement Date, Landlord's Construction Manager and Tenant shall inspect the Premises and jointly complete a "punch list" of incomplete or defective work and thereafter Tenant shall exercise due diligence to cause such punch list items to be completed.

          c. This Agreement may not be amended or modified other than by supplemental written agreement executed by authorized representatives of the parties hereto.

          d. Tenant shall not be entitled to any credits, whether in the form of materials, rent credits or money, for any unused portion of the Tenant Improvement Allowance.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LANDLORD:                                TENANT:

HYUNDAI MERCHANT MARINE (AMERICA),       VIKING OFFICE PRODUCTS, INC., a
INC., a California corporation           California corporation


By:___________________________
                                         By:___________________________

Its___________________________
                                         Its___________________________


                                         By:___________________________


                                         Its___________________________